File No. 333-_______

As filed with the SEC on June 13, 2007
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. __
Post-Effective Amendment No.  __
(Check appropriate box or boxes)

FEDERATED EQUITY FUNDS
(Exact Name of Registrant as Specified in Charter)

1-800-341-7400
(Area Code and Telephone Number)
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
(Address of Principal Executive Offices)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)

Copies to:

Melanie C. Maloney, Esquire
Dickstein Shapiro LLP
2101 L Street, NW
Washington, DC  20037-1526
(202) 828-2218

Acquisition of the assets of

ROCHDALE ATLAS PORTFOLIO
a portfolio of Rochdale Investment Trust

By and in exchange for Class A Shares of

FEDERATED INTERCONTINENTAL FUND
a portfolio of Federated Equity Funds

Approximate Date of Proposed Public Offering: As soon as
practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Class A Shares, without par value, of Federated InterContinental Fund

It is proposed that this filing will become effective
on July 13, 2007 pursuant to Rule 488.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

Dear Valued Shareholder,

The Rochdale Atlas Portfolio (“Rochdale Atlas”), a portfolio of Rochdale Investment Trust, will hold a special meeting of shareholders on August 24, 2007, to seek shareholder approval of the reorganization of Rochdale Atlas into the Federated InterContinental Fund, a fund within the Federated Investors fund family.  It is important for you to vote on the reorganization described in this Prospectus/Proxy Statement.

Following is an introduction to the process and the proposal.

Why am I being asked to vote?
As a shareholder of the Rochdale Atlas Portfolio, you are entitled to vote on the proposed reorganization of the Rochdale Atlas Portfolio into the Federated InterContinental Fund.

How do I vote my shares?
You may vote in person at the meeting, or complete and return the enclosed proxy card.  You also may vote by telephone or on the internet; please refer to your ballot for the appropriate toll-free telephone number and internet address.  If you:

1.	Choose to vote through the internet or by telephone, please do not return your proxy card.
2.	Do not respond at all, you may be contacted by telephone to request that you cast your vote.
3.	Sign and return the proxy card without indicating a preference, your vote will be cast “for” the proposal.

Why is the reorganization being proposed?
The Board of Trustees of Rochdale Atlas believes that the proposed reorganization is in the best interests of the Rochdale Atlas fund and its shareholders.

The independent trustees of the Rochdale Board considered various factors in reviewing this proposal:

•
The Federated InterContinental Fund will have the same investment objective and a substantially similar strategy as Rochdale Atlas, and will continue to follow the innovative country selection model that Rochdale developed.

•	Federated’s global research capabilities will enable the fund to expand its industry and stock selection process.
•	It is expected that, after voluntary waivers, the Federated InterContinental Fund will have a lower expense ratio than that of Rochdale Atlas.
•	Audrey H. Kaplan and Geoffrey Pazzanese, portfolio managers of Rochdale Atlas, will move to Federated and continue to manage the fund.
•	Federated’s global trading, compliance, legal, and back office capabilities provide significant advantages when managing an international fund.

How will the reorganization affect my investment?
•	The investment objective will remain the same. The fund will continue to provide core international exposure.
•
The cash value of your investment will not change.  You will receive shares of Federated InterContinental Fund with a total dollar value equal to the total dollar value of the Rochdale Fund shares that you own at the time of the reorganization.

•	The reorganization is anticipated to be a tax-free transaction.

Whom do I call if I have questions about the Prospectus/Proxy Statement?
Please call Rochdale at 1-800-245-9888.

After careful consideration, the Board of Trustees has unanimously approved this proposal.  The Board recommends that you read the enclosed materials carefully and vote FOR the proposal.

ROCHDALE INVESTMENT TRUST
Rochdale Atlas Portfolio
NOTICE OF
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD August 24, 2007

TO SHAREHOLDERS OF ROCHDALE ATLAS PORTFOLIO, a portfolio of Rochdale Investment Trust:
A special meeting of the shareholders of Rochdale Atlas Portfolio (“Rochdale Fund”) will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, at 2:00 p.m. (Eastern time), on August 24, 2007, for the following purpose:

1.
To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated InterContinental Fund (“Federated Fund”) a portfolio of Federated Equity Funds, would acquire all of the assets of the Rochdale Fund in exchange for Class A Shares of the Federated Fund, to be distributed pro rata by the Rochdale Fund to its shareholders in complete liquidation and termination of the Rochdale Fund.

The Board of Trustees has fixed July 13, 2007, as the record date for determination of Rochdale Fund shareholders entitled to vote at the meeting.

By Order of the Board of Trustees,

Garrett R. D’Alessandro
President and Secretary
July 16, 2007

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

PROSPECTUS/PROXY STATEMENT

July 16, 2007

Acquisition of the assets of

ROCHDALE ATLAS PORTFOLIO
a portfolio of Rochdale Investment Trust

570 Lexington Avenue
New York, New York 10022-6837
Telephone No: 1-800-245-9888

By and in exchange for Shares of

FEDERATED INTERCONTINENTAL FUND
a portfolio of Federated Equity Funds

5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
Telephone No: 1-800-341-7400

This Prospectus/Proxy Statement describes the proposal whereby the Rochdale Atlas Portfolio (“Rochdale Fund”), a portfolio of Rochdale Investment Trust (the “Rochdale Trust”), would transfer all of its assets to the Federated InterContinental Fund (“Federated Fund”), a portfolio of Federated Equity Funds (the “Federated Trust”), in exchange for shares of the Federated Fund (the “Reorganization”). Federated Fund shares will be distributed pro rata by the Rochdale Fund to its shareholders in complete liquidation and dissolution of the Rochdale Fund. As a result of the Reorganization, each owner of the Rochdale Fund will become the owner of Class A Shares of the Federated Fund having a total net asset value (“NAV”) equal to the total NAV of his or her holdings in the Rochdale Fund on the date of the Reorganization (the “Closing Date”). The Federated Fund was established solely for the purpose of effecting the Reorganization and continuing the investment program of the Rochdale Fund. Prior to the Reorganization, the Federated Fund did not have any investment operations. The Rochdale Fund and the Federated Fund are sometimes referred to individually as a “Fund” and collectively as the “Funds.” A form of the Plan of Reorganization is attached as Exhibit A.

If the proposed Reorganization is approved by shareholders, it is anticipated that shareholders of the Rochdale Fund will receive shares of the Federated Fund on or about August 24, 2007.

This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Federated Fund that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus for the Class A Shares of the Federated Fund dated June 25, 2007, which is incorporated herein by reference. A Statement of Additional Information (“SAI”) for the Federated Fund’s Class A Shares dated June 25, 2007, as well as a SAI dated July 16, 2007, relating to this Prospectus/Proxy Statement have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated herein by reference. A Prospectus and SAI dated May 1, 2007 for the Rochdale Fund is also incorporated herein by reference. Further information about the Rochdale Fund’s performance is contained in its Annual Report dated December 31, 2006, which is incorporated herein by reference. Copies of these materials and other information about the Federated Fund and the Rochdale Fund may be obtained without charge by writing to or calling the Federated Fund or the Rochdale Fund at the addresses and telephone numbers shown above or through the internet at www.FederatedInvestors.com or www.rochdale.com.

The Board of Trustees (the “Board” or “Trustees”) of the Rochdale Fund believes that the proposed Reorganization is in the best interests of the Rochdale Fund and its shareholders. For a comparison of the investment objectives, policies and limitations, risks, fees and performance of the Rochdale Fund and the Federated Fund see “Summary—Comparison of Investment Objectives, Policies and Limitations”, and “Summary—Comparison of Principal Investment Risks.” Information concerning the Rochdale Fund, as compared to the Class A Shares of the Federated Fund, is included in this Prospectus/Proxy Statement in the sections entitled “Summary—Purchase, Redemptions and Exchange Information; Dividends and Distributions”, “Summary --Comparative Fee Tables” and “Information about the Reorganization – Description of Federated Fund Shares and Capitalization.”

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.
SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS

Page

SUMMARY
Reasons for the Proposed Reorganization                                                                                                                  A-1
Tax Consequences                                                                                                                                                          A-2
Comparison of Investment Objectives, Policies and Limitations                                                                             A-2
Comparison of Principal Investment Risks                                                                                                                  A-7
Comparative Fee Table                                                                                           A-8
Comparison of Potential Risks and Rewards: Performance Information                                                                A-10
Investment Adviser                                                                                                A-12
Portfolio Management Information                                                     A-13
Advisory and Other Fees                                                                                                             A-14
Purchase, Redemption and Exchange Information; Dividends and Distributions                                              A-16
Tax Information; Frequent Trading; Portfolio Holdings Information                                                            A-21
Legal Matters…………………………………………………………………………………….                                A-22

INFORMATION ABOUT THE REORGANIZATION
Description of the Plan of Reorganization                                                                                A-23
Description of the Federated Fund’s Class A Shares and Capitalization                                                            A-24
Federal Income Tax Consequences                                                   A-24

COMPARATIVE INFORMATION OF SHAREHOLDER RIGHTS……………………………                         A-27

INFORMATION ABOUT FEDERATED INTERCONTINENTAL FUND
Where to Find Additional Information                                                                     A-30

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING
Proxies, Quorum and Voting at the Special Meeting                              A-31
Share Ownership of the Funds                                                                                      A-32

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY                  A-33
AGREEMENT AND PLAN OF REORGANIZATION (Exhibit A)                               A-34

ROCHDALE ATLAS PORTFOLIO MANAGEMENT DISCUSSION OF
FUND PERFORMANCE (Exhibit B)                                                                                                                                A-41

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement. A copy of the Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Reorganization will be conducted is attached to this Prospectus/Proxy Statement as Exhibit A. The prospectus for the Class A Shares of the Federated Fund accompanies this Prospectus/Proxy Statement.

Reasons for the Proposed Reorganization

The Reorganization of the Rochdale Fund would give its shareholders the opportunity to participate in a significantly larger fund family with the same investment objective and substantially similar strategy. Federated Investors, Inc., based in Pittsburgh, is one of the largest investment managers in the United States. As of March 31, 2007, assets under management totaled $250.5 billion, with 151 mutual funds and a variety of separately managed account options. The proposed Reorganization will provide shareholders of the Rochdale Fund the opportunity to become shareholders of a fund with substantially similar investment objectives and policies and the same portfolio managers as the Rochdale Fund, but with sales, distribution and other shareholder services offered by the funds managed and distributed by affiliates of Federated Investors, Inc. The Federated Fund was established solely for the purpose of effecting the Reorganization and continuing the investment programs of the Rochdale Fund. In addition, it is anticipated that the Federated Fund will offer four additional classes of shares, Class B Shares, Class C Shares, Class K Shares and Institutional Shares.

The Board of Trustees of the Rochdale Fund has approved, and is recommending that shareholders approve, the Reorganization of the Rochdale Fund into the Federated Fund. The adviser to the Federated Fund, Federated Global Investment Management Corp. (“Federated Adviser”) and its affiliates are making every effort to make the Reorganization as seamless as possible for shareholders of the Rochdale Fund. Audrey H. Kaplan and Geoffrey Pazzanese, currently portfolio managers of the Rochdale Fund, have agreed to continue to be responsible for the day-to-day management of the Federated Fund.

The Rochdale Board considered various factors in reviewing this proposal on behalf of the Rochdale Fund shareholders, including the following: First, the Rochdale Board considered the fact that the new Federated Fund will have the same investment objective and substantially similar strategies, and generally similar investment limitations as the Rochdale Fund. Second, because Federated has a much larger mutual fund business, the Rochdale Board believes the Reorganization will likely provide investors with the benefit of improved shareholder services. Third, investors will not pay a sales charge or redemption fee to acquire shares of the Federated Fund through the Reorganization. Fourth, the Rochdale Board believes that access to a much larger family of mutual funds will provide investors with a convenient way to make investments in other Federated mutual funds. Fifth, as a condition of the proposed transaction, the Federated Fund and the Rochdale Fund will receive an opinion of counsel to the effect that neither the Federated Fund or the Rochdale Fund nor the shareholders of the Rochdale Fund will recognize any gain or loss as a direct result of the Reorganization transaction for federal income tax purposes. Sixth, the Rochdale Fund considered the fact that Audrey H. Kaplan and Geoffrey Pazzanese will be portfolio managers of the Federated Fund.

At the time of the Reorganization, the value of the assets of the Rochdale Fund will be determined in accordance with the procedures described in the Federated Fund’s Prospectus and SAI, and in accordance with the Federated Fund’s valuation procedures.

Tax Consequences

As a condition to the Reorganization, the Federated Fund and the Rochdale Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free “reorganization” under applicable provisions of the Internal Revenue Code of 1986, as amended, so that no gain or loss will be recognized by either the Rochdale Fund, the Federated Fund or the Rochdale Fund’s shareholders. The tax basis of the Federated Fund’s Class A Shares received by the Rochdale Fund’s shareholders is expected to be the same as the tax basis of their shares in the Rochdale Fund.

THE BOARD OF TRUSTEES OF THE ROCHDALE FUND RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE REORGANIZATION.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

The investment objective of the Federated Fund and the Rochdale Fund are identical. Each Fund seeks to provide long-term capital appreciation.

Since the Federated Fund was established solely for the purpose of the Reorganization it has substantially the same investment strategy as the Rochdale Fund. The following describes the investment strategy of the Funds:

Primarily through investment in foreign companies in developed and emerging markets, the Fund attempts to achieve long-term capital appreciation in excess of the returns of broad world markets.

The Fund has a unique approach to investing internationally. The Fund’s adviser’s research focuses on country selection, which certain empirical studies demonstrate is the key to earning competitive international returns. The Fund invests in companies selected from only those foreign developed and emerging markets the adviser identifies as most attractive, based on a multi-factor model of indicators, including earnings growth, interest rates, and valuation. The adviser believes that when this country and stock selection is correctly or accurately accomplished, such selectivity creates a greater potential for higher returns as compared to spreading investments across many markets.

The adviser uses its proprietary country analysis methodology, analyzing each country’s aggregate macroeconomic, company fundamental, and market sentiment measures, to determine which foreign markets are likely to generate the highest returns. The adviser believes that the foreign markets most worthy of investment have:

• rising earnings expectations
• lower valuation relative to growth
• favorable interest rate environments
• positive technical factors

Countries considered for investment must satisfy the adviser’s criteria for political and economic stability, strength of financial systems, and credit quality. After identifying those countries it believes are worthy of investment, the adviser uses a global equity optimization process to invest in companies across the industries driving economic growth in the selected countries. This sophisticated process is intended to enable the adviser to develop a portfolio that captures substantially all of the combined top-ranked countries’ stock market movements with only a few companies per selected country. Each company must meet the adviser’s standards for market and industry representation, financial condition, credit rating, and liquidity. A minimum of 50% is invested in developed markets. Under normal conditions, the Fund invests primarily in equity securities of foreign-domiciled, publicly traded companies worldwide. Equity securities include common stocks, depositary receipts, warrants, convertible bonds, debentures, and convertible preferred stocks, as well as shares of exchange traded funds. Although not a principal investment strategy, the Fund may also sell securities short.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the Fund may invest directly. The Fund may use derivatives to maximize the efficiency of its country selection process.

The Fund may also, for example, use derivative contracts to:
•	Obtain premiums from the sale of derivative contracts;
•	Realize gains from trading a derivative contract; or
•	Hedge against potential losses

There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended.

Comparison of Investment Limitations of the Funds

Each Fund has fundamental investment limitations which may not be changed without shareholder approval as well as non-fundamental limitations which may be changed by the Fund’s Board without shareholder approval. The Federated Fund is intended to be substantially the same investment as the Rochdale Fund. Nonetheless, there are differences in the applicable investment limitations attributable to the fact that the Federated Fund is part of the Federated “family” of funds. The following table compares the investment limitations of the two funds:

INVESTMENT LIMITATIONS
Rochdale Fund	Federated Fund
Lending (fundamental)
The Fund may not make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of Fund securities, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

Lending (fundamental)
The Fund may not make loans except it may make loans to affiliated investment companies in accordance with SEC exemptive relief. This restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements and/or derivative contracts, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Borrowing Money (fundamental)
The Fund may not borrow money, except temporarily for extraordinary or emergency purposes from a bank and then not in excess of 10% of total assets (at the lower of cost or fair market value; any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings and no investments may be made while any borrowings are in excess of 5% of total assets).

Borrowing Money (fundamental)
The Fund may borrow money, directly or indirectly to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

Issuing Senior Securities (fundamental)
The Fund may not issue senior securities, as defined in the Investment Company Act except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages, or pledges, (b) entering into repurchase transactions, or (c) engaging in options or futures transactions.

Issuing Senior Securities (fundamental) The Fund may issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.
Pledging Assets (fundamental) The Fund may not mortgage, pledge, or hypothecate any of its assets except in connection with any permitted borrowings.
Pledging Assets (non-fundamental)
The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Purchase on Margin (fundamental)
The Fund may not purchase securities on margin, participate on a joint or joint and several bases in any securities trading account, except that this restriction does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its securities.

Purchases on Margin (non-fundamental)
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Underwriting (fundamental) The Fund may not underwrite securities.
Underwriting (fundamental)
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

Investing in Real Estate (fundamental) The Fund may not purchase or sell real estate.
Investing in Real Estate (fundamental)
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities (fundamental)
The Fund may not purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell currencies (including forward currency exchange contracts), futures contracts, and related options.
Investing in Commodities (fundamental) The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.
Concentration of Investments (fundamental)
The Fund may not invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. This restriction does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

Concentration of Investments (fundamental)
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the Investment Company Act of 1940, as amended (1940 Act) any rule or order thereunder, or any SEC staff interpretation thereof. Government securities and municipal securities will not be deemed to constitute an industry.

Control of Management (fundamental) The Fund may not invest in any issuer for purposes of exercising control or management.	Control of Management The Federated Fund does not have a similar policy.
Diversification of Investments (fundamental)
The Fund may not with respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer, except that this restriction does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

Diversification of Investments (fundamental)
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Investing in Other Investment Companies (non-fundamental) The Fund may not invest in securities of other investment companies except as permitted by the Investment Company Act.
Investing in Other Investment Companies (non-fundamental)
The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses. At the present time, the Fund expects that its investments in other investment companies may include shares of money market funds, including funds affiliated with the Fund’s Adviser.

Illiquid Securities (non-fundamental)
The Fund may not invest in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable, and repurchase agreements with more than seven days to maturity.

Illiquid Securities (non-fundamental)
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

The Federated Fund’s investment objective, policies and limitations are further described in the Prospectus and SAI dated June 25, 2007. The Rochdale Fund’s investment objective, policies and limitations are further discussed in the combined Prospectus and SAI dated May 1, 2007.

COMPARISON OF PRINCIPAL INVESTMENT RISKS

Because the Federated Fund will have substantially the same investment strategy as the Rochdale Fund, the principal risks of the Federated Fund will be substantially the same as those of the Rochdale Fund. All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund.

The following summarizes some of the more significant risk factors relating to each Fund.

▪	Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

▪
Risks of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies, and accounting and auditing standards than would otherwise be the case.

▪
Currency Risks. Because the exchange rates for currencies fluctuate daily, prices of the foreign securities in which the Fund invests are more volatile than prices of securities traded exclusively in the United States.

▪
Emerging Markets Risks. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

▪	Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

▪
Risks Related to Company Size. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

▪
Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts and hybrid instruments may also involve other risks, such as interest rate, credit, liquidity and leverage risks.

▪
 Short Selling Risks. There is no assurance that securities will decline in value during the period of the short sale and make a profit for the Fund. Securities sold short may instead appreciate in value creating a loss for the Fund. The Fund also may experience difficulties repurchasing and returning the borrowed securities if a liquid market for the securities does not exist.

While the risks of the Funds do not materially differ, the Federated Fund has chosen to add the following risk disclosure:

▪	Exchange-Traded Funds Risks. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded).

▪
Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive due to differing settlement and clearance procedures than those of the United States. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss of its assets.

▪
 Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

▪	Credit Risks. Includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations.

A full description of the risks inherent in the investment in the Federated Fund is set forth in the Prospectus and SAI dated June 25, 2007 and in the Rochdale Fund Prospectus and SAI dated May 1, 2007, both of which are incorporated by reference herein.

COMPARATIVE FEE TABLE

The Federated Fund and the Rochdale Fund, like all mutual funds, incur certain expenses in their operations. These expenses include management fees, as well as the costs of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities. Set forth in the tables below is information regarding the fees and expenses incurred by the Rochdale Fund and pro forma fees for the Federated Fund after giving effect to the Reorganization. The following tables reflect the fees and expenses charged by the Rochdale Fund and do not include any fees or charges that may be assessed by a financial intermediary through which a shareholder of the Rochdale Fund has purchased shares. In the past, Rochdale Investment Management has credited back to certain of its managed accounts who hold the Rochdale Fund the economic equivalent of the investment management fee charged by the Rochdale Fund. However, it is anticipated that if the Reorganization is approved by shareholders, the credit for the investment management fee will no longer be given with respect to the Federated Fund because the Federated Fund will not be affiliated with Rochdale Investment Management.

Rochdale Atlas Portfolio and Federated InterContinental Fund – Class A Shares

FEES AND EXPENSES
This table describes (1) the actual fees and expenses for the Rochdale Atlas Portfolio for its most recent fiscal year ended December 31, 2006; (2) the anticipated fees and expenses of the Federated Intercontinental Fund’s Class A Shares as of its current fiscal period ending November 30, 2007; and (3) the anticipated fees and expenses of Federated InterContinental Fund’s Class A Shares for the fiscal period ending November 30, 2007 on a pro forma combined basis after giving effect to the Reorganization.

Shareholder Fees	Rochdale Atlas Porfolio	Federated InterContinental Fund – Class A Shares	Federated InterContinental Fund – Class A Shares Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	1.00%[1]	0.75%[2]	0.75%[2]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	2.00%[3]	2.00%[4]	2.00%[4]
Exchange Fee	None	None	None

Annual Fund Operating Expenses (Before Waivers)[5]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	1.00%	1.00%[6]	1.00%[6]
Distribution (12b-1) Fee	0.25%	0.25%[7]	0.25%[7]
Other Expenses	0.45%[8]	0.72%[9]	0.72%[9]
Acquired Fund Fees and Expenses	0.01%[10]	0.01%[11]	0.01%[11]
Total Annual Fund Operating Expenses	1.71%	1.98%	1.98%
Total Waivers of Fund Expenses (contractual)	0.00%	0.27%	0.27%
Total Annual Fund Operating Expenses (after contractual waiver)	1.71%	1.71%	1.71%
1.  For Rochdale Atlas Portfolio, the sales load on purchases of one million dollars or more will be waived and the dealer reallowance on these purchases will be paid by the Distributor.  A redemption of shares purchased on a load waived basis will be subject to a contingent deferred sales charge (CDSC) of 1.00% if the redemption occurs twelve months or less following their purchase.  The fee is payable to the Distributor and is intended to restore the charge the Distributor paid to the broker or dealer.  The CDSC applies ONLY for shareholders who purchase $1 million or more and redeem within 12 months of purchase.

2.  For Federated InterContinental Fund and Federated InterContinental Fund Pro Forma Combined, a CDSC of 0.75% applies ONLY for shareholders who purchase $1 million or more and redeem within 24 months of the purchase.

3  The redemption fee for Rochdale Atlas Portfolio applies  only to those shares that were held for 45 days or less.  The redemption fee is payable to the redeeming Portfolio and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.

4  The redemption fee for Federated InterContinental Fund’s Class A Shares and Federated InterContinental Fund’s Class A Shares Pro Forma Combined is imposed upon the redemptions of shares within 30 days of purchase.

5    With respect to Rochdale Atlas Portfolio, the percentages shown are based on expenses paid for the entire fiscal year ended December 31, 2006.  With respect to Federated InterContinental Fund and Federated InterContinental Fund Pro Forma Combined, the percentages shown are based on anticipated expenses for the entire fiscal period ending November 30, 2007.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  Although not contractually obligated to do so, the Adviser and administrator of Federated InterContinental Fund expect to waive certain amounts.  These are shown below along with the net expenses the Fund expects to pay for the fiscal period ending November 30, 2007.

Total Voluntary Waivers of Fund Expenses	0.00%	0.19%	0.19%
Total Actual Annual Fund Operating Expenses (after waivers)	1.71%	1.52%	1.52%
6Under the investment advisory contract, the Adviser of Federated InterContinental Fund and Federated Intercontinental Fund Pro Forma Combined is obligated to waive all or a portion of its management fee which it is otherwise entitled to receive, and/or reimburse other operating expenses (excluding acquired fund fees and expenses, interest, taxes and brokerage commissions), in order to limit the aggregate annual operating expenses for the Fund’s Class A Shares to not more than 1.70% of its daily net assets.  Any waivers or reduction of expenses by the administrator and/or distributor that reduce such expenses (as discussed elsewhere in these notes) may have the effect of reducing the amount to be waived or reimbursed by the Adviser pursuant to the contractual commitment.  It is anticipated that this commitment will expire two years after the date of reorganization.  Pursuant to this contractual commitment, the Adviser does not anticipate contractually waiving any management fee.  As a separate matter, although not contractually obligated to do so, the Adviser expects to voluntarily waive a portion of its management fee.  This voluntary waiver can be terminated at any time.  The management fee paid by the Fund (after anticipated waivers) is expected to be 0.81% for the fiscal period ending November 30, 2007.

7   Federated InterContinental Fund and Federated InterContinental Fund Pro Forma Combined have no present intention of paying or accruing the distribution (12b-1) fee for Class A Shares during the fiscal period ending November 30, 2007.

8   With respect to Rochdale Atlas Portfolio, “Other Expenses” includes custodian, administration, transfer agency, and other customary Portfolio expenses for the previous fiscal year, restated to reflect current fees and expenses, including the servicing fee paid to the Adviser effective May 24, 2006.

9   With respect to Federated InterContinental Fund and Federated InterContinental Fund Pro Forma Combined, this includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. The administrator expects to voluntarily waive a portion of its fee. This voluntary waiver can be terminated any time. Total other expenses paid by the Fund’s Class A Shares (after the anticipated voluntary waiver) are expected to be 0.70% for the fiscal period ending November 30, 2007.

10   Rochdale Atlas Portfolio is required to disclose “Acquired Fund Fees and Expenses.”  Acquired Fund Fees and Expenses are indirect fees that the fund incurs from investing in the shares of other funds (“Acquired Fund(s)”).  The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund.  Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value.  Without Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.70%.

11.  The Federated InterContinental Fund’s shareholders indirectly bear the expenses of the Acquired Funds which the Fund invests.  The Fund’s estimated indirect expense from investing in the Acquired Funds is based upon the average allocation of the Fund’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ending November 30, 2007.  Actual Acquired Fund expenses incurred by the Fund may vary with changes in the allocation of Fund assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds.

Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that Rochdale Atlas Portfolio’s operating expenses are before waivers as shown in the Table and remain the same.  For Federated InterContinental Fund’s Class A Shares and Federated InterContinental Fund Class A Shares – Pro Forma Combined, the one-year dollar amount and the dollar amounts for the first two years of the 3, 5 and 10 Years columns reflect the contractually imposed expense limitation of 1.70% (plus 0.01% of Acquired Fund Fees and Expenses) for Class A Shares.  It is anticipated that this commitment will expire two years after the date of reorganization.  Accordingly, the third year of the 3, 5 and 10 Years columns reflects the contractually imposed limitation of 1.70% (plus 0.01% of Acquired Fund Fees and Expenses) for nine months and the “Total Annual Fund Operating Expenses” of the Fund’s Class A Shares without any waivers for the remainder of the year.  The fourth and later years within the 5 and 10 Years columns reflect the “Total Annual Fund Operating Expenses” of the Fund’s Class A Shares without any waivers.  Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Rochdale Atlas Portfolio	$739	$1,083	$1,450	$2,478
Federated Intercontinental Fund, Class A Shares	$714	$1,066	$1,491	$2,670
Federated Intercontinental Fund, Pro Forma Combined Class A Shares	$714	$1,066	$1,491	$2,670

Attached as Exhibit B to this Prospectus/Proxy Statement is the Management's Discussion of Fund Performance and a line graph for the most recent fiscal year of the Rochdale Fund.

COMPARISON OF POTENTIAL RISKS AND REWARDS: PERFORMANCE INFORMATION

Because the Federated Fund is a newly created series, no performance information is available; the Federated Fund intends to adopt the historical performance of the Rochdale Fund.

Rochdale Atlas Portfolio

Risk/Return Bar Chart and Table

The following performance information indicates some of the risks of investing in the Portfolio. The bar chart shows the Portfolio’s total return for annual periods through December 31, 2006. Under the bar chart is the Portfolio’s highest and lowest quarterly returns during the period shown in the bar chart. The Average Annual Total Return table shows the Portfolio’s average return over time compared with broad-based market indices. The information shown assumes reinvestment of dividends and distributions.  Figures shown do not reflect sales charges, which would lower returns.
The ‘y’ axis reflects the “% Total Return” beginning with “0” and increasing in increments of (0.25)% up to 0.45%.
The ‘x’ axis represents calculation periods from the earliest first full calendar year end of the Rochdale Fund’s start of business through the calendar year ended 2006. The light gray shaded chart features eight distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for the Rochdale Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1999 through 2006. The percentages noted are: 29.82%, (20.64)%, (20.21)%, (9.92)%, 37.76%, 22.96%, 21.07% and 33.26% respectively.
Within the period shown in the bar chart, the Portfolio’s highest quarterly return was 17.67% (quarter ended June 30, 2003). Its lowest quarterly return was (16.97)% (quarter ended September 30, 2002).

Average Annual Total Return Table
The after-tax returns shown in the tables below are intended to illustrate the impact of assumed federal income taxes on an investment in the Portfolio.  The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Portfolio shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Portfolio shares were sold at the end of the specified period.  The after-tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  For 2006, the highest ordinary income and short-term gain rate was 35% and the highest long-term gain rate was 15%.  In certain cases, “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  This will occur when a capital loss is realized upon the sale of Portfolio shares and provides an assumed tax benefit that increases the return.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  The after-tax returns are not relevant if you hold your Portfolio shares through a tax-deferred account, such as a 401 (k) plan or an individual retirement account (“IRA”).  This past performance (before and after taxes) will not necessarily continue in the future.  The comparative indices shown are not directly investable and do not reflect any deduction for fees, expenses, or taxes.
	1 Year	5 Years	Since Inception[1]
Return Before Taxes[2]	25.59%	18.32%	10.99%
Return After Taxes on Distributions[2]	25.51%	18.25%	10.71%
Return After Taxes on Distributions and Sale of Fund Shares[2]	17.48%	16.30%	9.64%
MSCI All Country World ex USA Index[3]	27.16%	16.87%	10.91%
Dow Jones World Index (ex US)[4]	25.74%	16.97%	11.58%
Lipper International Multi-Cap Core Fund Index[5]	24.89%	14.87%	11.64%

1	Commencement of investment operations: October 2, 1998.

2	Returns shown reflect maximum sales charge of 5.75%

3	The Morgan Stanley Capital International (MSCI) All Country World ex USA Index comprises approximately 2,126 securities listed on exchanges in 47 countries, excluding the United States.

4	The Dow Jones World Index ex US consists of approximately 4,727 securities listed on exchanges in 43 countries, excluding the United States.

5
The Lipper International Multi-Cap Core Fund Index tracks the total return performance of the 10 largest funds in the Lipper International Multi-Cap category.  Lipper International Multi-Cap Core consists of funds that invest in securities of companies of various size outside of the United States.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Rochdale Fund’s financial performance for the periods shown. “Total Returns” shows how much your investment in the Rochdale Fund would have increased or (decreased) during that period, assuming you had reinvested all dividends and distributions.
This information for the period ended December 31, 2006 has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Rochdale Fund’s audited financial statements, are included in the Rochdale Fund’s Annual Report.

ROCHDALE ATLAS PORTFOLIO

For a capital share outstanding throughout each period.

Year Ended December 31	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$43.69	$36.32	$29.77	$21.74	$24.37
Income From Investment Operations:
Net investment income	0.72	0.38	0.05	0.19	0.20
Net realized and unrealized gain (loss) on investments	13.78	7.27	6.75	8.01	(2.63)
Total from investment operations	14.50	7.65	6.80	8.20	(2.43)
Less Distributions:
From net investment income	(0.65)	(0.28)	(0.25)	(0.17)	(0.21)
From net realized gain	(0.57)	--	--	--	--
Total distributions	(1.22)	(0.28)	(0.25)	(0.17)	(0.21)
Paid in capital from redemption fees	0.01	-- (1)	--	--	0.01
Net Asset Value, End of Period	$56.98	$43.69	$36.32	$29.77	$21.74
Total Return	33.26%	21.07%	22.96%	37.76%	(9.92)%
Ratios/supplemental data:
Net assets, end of period (millions)	$273.6	$135.1	$59.2	$37.5	$28.1
Portfolio turnover rate	56.42%	38.97%	77.33%	54.68%	34.53%
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.70%	1.65%	1.73%	1.54%	1.64%
After fees waived an expenses absorbed/recouped	1.70%	1.65%	1.73%	1.54%	1.64%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed/recouped	1.38%	1.15%	0.20%	0.91%	0.54%
After fees waived and expenses absorbed/recouped	1.38%	1.15%	0.20%	0.91%	0.54%
(1) Less than $0.01 per share

FEDERATED INTERCONTINENTAL FUND

Since the Federated Fund is a newly created series no financial information is available; however the Federated Fund intends to adopt the financial performance of the Rochdale Fund.

INVESTMENT ADVISER

Rochdale Fund
Rochdale Investment Management LLC (“Rochdale Adviser”) is the investment adviser to the Rochdale Fund and is registered as an investment adviser under the Investment Advisers Act of 1940. The Rochdale Adviser is located at 570 Lexington Avenue, New York, New York, 10022−6837. The Rochdale Adviser currently manages assets of approximately $2 billion for individual and institutional investors. The Rochdale Adviser provides advice on buying and selling securities and also furnishes its Portfolios with office space and certain administrative services and provides most of the personnel needed by other Rochdale Investment Trust Portfolios.

For its services, the Rochdale Adviser is entitled to receive a monthly management fee based upon the average daily net assets of the Rochdale Fund at an annual rate of 1.00%. The Rochdale Adviser has contractually agreed to reduce its fees and/or pay expenses of the Rochdale Fund to ensure that the Rochdale Fund’s aggregate total annual fund operating expenses (excluding interest and tax expenses) will not exceed 1.95%. Any reduction in advisory fees or payment of expenses made by the Rochdale Adviser is subject to reimbursement by the Rochdale Fund if requested by the Rochdale Adviser in subsequent fiscal years. The Rochdale Adviser may request this reimbursement if the aggregate amount actually paid by the Rochdale Fund toward operating expenses for such fiscal year (taking into account the reimbursements) does not exceed the applicable limitation on portfolio expenses. The Rochdale Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. The Rochdale Trustees will review any such reimbursement. The Rochdale Fund must pay its current ordinary operating expenses before the Rochdale Adviser is entitled to any reimbursement of fees and/or expenses.

Federated Fund

The Board of Trustees of the Federated Equity Funds governs the Federated Fund. The Board selects and oversees Federated Global Investment Management Corp. (“Federated Adviser”). The Federated Adviser manages the Federated Fund’s assets, including buying and selling portfolio securities. Federated Advisory Services Company (“FASC”), an affiliate of the Federated Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Federated Adviser. The fee for these services is paid by the Federated Adviser and not by the Federated Fund. The address of the Federated Adviser and FASC is 450 Lexington Avenue, Suite 3700, New York, NY 10017-3943 and Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, respectively.

The Federated Adviser and other subsidiaries of Federated advise approximately 151 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $250.5 billion in assets as of March 31, 2007. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,243 employees. Federated provides investment products to nearly 5,500 investment professionals and institutions.

PORTFOLIO MANAGER INFORMATION

Audrey H. Kaplan is the Portfolio Manager responsible for managing the Fund.  Geoffrey C. Pazzanese is a Portfolio Manager responsible for managing the Fund.

The Fund is the successor to the Rochdale Investment Trust Atlas Portfolio pursuant to a reorganization that was completed on or about August 24, 2007.  Prior to that date the Fund had no investment operations.  Ms. Kaplan and Mr. Pazzanese have been the Portfolio Managers of the Fund since August 2007 and prior thereto were the portfolio managers of the Rochdale Investment Trust Atlas Portfolio since February 2004 and January 2007 respectively.

Audrey H. Kaplan

Ms. Kaplan has been the Fund’s Portfolio Manager since August 2007.  Prior to joining Federated, Ms. Kaplan was employed with Rochdale Investment Management LLC where she served as a Portfolio Manager and Senior Vice President in Quantitative Research from February 2004 to August 2007.  Prior to joining Rochdale, Ms. Kaplan was a Quantitative Analyst Consultant for the Hedge Fund Expansion Strategy of BlueCrest Capital Management from December 2002 to March 2003, Vice President and European Quantitative Strategist with Merrill Lynch International from August 2000 to December 2002, and Project Manager of Global Emerging Markets Research with Robert Fleming & Co., Ltd from February 1998 to August 1999.  From July 1989 to September 1997, Ms. Kaplan was employed with Salomon Brothers in New York and Tokyo where she developed asset allocation and stock selection models and consulted on institutional portfolio modeling. Ms. Kaplan has 18 years of experience in quantitative analysis, portfolio strategy, portfolio management, and research.  Ms. Kaplan earned her B.S. in computer and systems engineering from Rensselaer Polytechnic Institute and her Masters in Finance from London Business School.

Geoffrey C. Pazzanese

Mr. Pazzanese has been the Fund’s Portfolio Manager since August 2007.  Prior to joining Federated, Mr. Pazzanese was employed with Rochdale Investment Management LLC from February 2001 to August 2007 where, as a Quantitative Analyst and Senior Quantitative Analyst, he served on the management team for the Rochdale Investment Trust Atlas Portfolio.  He was promoted to Portfolio Manager of the Rochdale Investment Trust Atlas Portfolio in January 2007.  Prior to joining Rochdale, Mr. Pazzanese worked as a Quantitative Research Associate with Merrill Lynch in New York from April 2000 to January 2001 and Area Sales Manager for AXIS SpA from April 1992 to July 1998.  Mr. Pazzanese received his B.S. in both Physics and Italian from the University of Wisconsin-Madison and his Master’s degree in International Management from Thunderbird School of Global Management.

ADVISORY AND OTHER FEES
Adviser Fees
The Federated Adviser receives an annual investment advisory fee of 1.00% of the Federated Fund’s average daily net assets. The Federated Adviser may voluntarily waive a portion of its fee or reimburse the Federated Fund for certain operating expenses.

Distribution (12b-1) Fees

RIM Securities LLC (“Rochdale Distributor”) is the principal underwriter and distributor for the Rochdale Fund pursuant to a written agreement. The Rochdale Fund has adopted a plan of distribution (“Distribution Plan”) pursuant to Rule 12b−1 under the Investment Company Act of 1940. Under the Distribution Plan, the Rochdale Fund may pay fees of up to 0.25% of its average daily net assets in connection with the sale and distribution of its shares and/or for services provided to its shareholders. Because the fee is paid out of the Rochdale Fund’s assets on an ongoing basis, your investment return may be lower over time than other shares with different sales charges and marketing fees. Fees paid pursuant to the Distribution Plan are taken into account when computing the amounts that the Rochdale Adviser is obligated to reimburse the Rochdale Fund pursuant to the Operating Expenses Limitation Agreement currently in effect for the Rochdale Fund.

Federated Securities Corp (“Federated Distributor”) is the distributor for the Federated Fund. Federated Securities Corp is a subsidiary of Federated Investors, Inc., (“Federated”). The Federated Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.25% of average net assets of the Federated Fund to the Federated Distributor for the sale, distribution, administration and customer servicing of the Federated Fund. When the Federated Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. Because these shares pay marketing fees on an ongoing basis, your investment return may be lower over time than other shares with different sales charges and marketing fees.

Service Fees

The Federated Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Investors, Inc., for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Services Fees may include a company affiliated with management of Federated Investors, Inc. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

Account Administration Fees

The Federated Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Federated Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

Recordkeeping Fees

The Federated Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

Networking Fees

The Federated Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Federated Fund and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

Additional Payments to Financial Intermediaries

The Federated Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of shares or provide services to the Federated Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell shares of the Federated Fund to investors. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Federated Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Federated Fund’s prospectus and described above because they are not paid by the Federated Fund.

These payments are negotiated and may be based on such factors as the number or value of shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Federated Fund to the financial intermediary under a Rule 12b-1 Plan and/or Service Fees arrangement. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Federated Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Federated Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. Investors can ask their financial intermediary for information about any payments it receives from the Federated Distributor or the Federated Fund and any services provided.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION; DIVIDENDS AND DISTRIBUTIONS

The following chart highlights certain purchase, redemption and exchange features of the Rochdale Fund as compared to such features of the Federated Fund.

Purchase, Redemption and Exchange Features	Rochdale Fund	Federated Fund
Minimum Initial Investment Minimum Subsequent Investments Minimum Initial Investment for Retirement Plans Minimum Subsequent Investment for Retirement Plans	$1,000.00 $100.00 $500.00 $100.00	$1,500.00 $100.00 $250.00 $100.00
Reductions and Waivers of Sales Charges
Rights of Combination: Purchases of the Rochdale Fund by a “single investor” may be eligible for sales charge reductions. A “single investor” is defined as a single individual or entity; members of a family unit comprising husband, wife, and minor children; or a trustee or their fiduciary purchasing for a single fiduciary account. Certain employee benefit and retirement benefit plans may also be considered as “single investors” if certain uniform criteria are met.
Rights of Accumulation: You may combine your new purchases of shares with shares currently owed for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current net asset value of the other shares you own.
Letter of Intent
Exempt Share Purchases: Investors (i) who were shareholders of any of the portfolios of the Rochdale Trust as of June 26, 2003, and are adding to their investment in the Rochdale Trust; (ii) who purchase shares of any portfolio of the Rochdale Trust on the advice of an investment consultant to whom the investor has paid a fee relating to such advice; (iii) who acquire shares of any of the portfolios of the Rochdale Trust through an investment account with the Rochdale Adviser or a brokerage account with an affiliate of the Rochdale Adviser; or (iv) who acquired their shares in a 401(k) or other retirement program administered by a third party and which invest in the portfolios of the Rochdale Trust through an omnibus account will not be subject to a sales charge. Purchases of shares of any of the portfolios of the Rochdale Trust by investors who are officers, directors, trustees or employees of the Rochdale Adviser or the Rochdale Trust, any of the Rochdale Adviser’s affiliates, any selected dealer, or any member of the immediate family of the foregoing (including shares purchased as part of any such individual’s contribution to a qualified retirement plan including 401(k) plans) are not subject to any sales charge. Similarly exempt are shares acquired via exchange from an other mutual fund (whether or not managed by the Rochdale Adviser) as a result of a merger or reorganization or by an employee trust, pension, profit sharing, or other employee benefit plan.

Larger Purchases
Concurrent Accumulated Purchases
Letter of Intent
Purchase of shares within 120 days of redeeming shares of an equal or greater amount.
As a shareholder that originally became a shareholder of the Federated fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire shares at NAV.
As a Federated Life Member (Federated shareholders who originally were issued shares through the “Liberty Account,” which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (Class A Shares only).
As a Director, employee or former employee of the Federated Family of Funds, the Federated Adviser, the Federated Distributor and their affiliates, an employee of any financial intermediary that sells shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals.
Pursuant to the exchange privilege.

Contingent Deferred Sales Charge (CDSC)	The 1.00% CDSC applies only for shareholders who purchase $1million or more and redeem within 12 months of purchase.
If you make a purchase of Class A Shares in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such shares redeemed within 24 months of the purchase.

CDSC Waivers	None
Following the death of the last surviving shareholder on the account or your post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account).

Representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 ½.

Purchased within 120 days of a previous redemption of Shares, to the extent that the value of the Shares purchased was equal to or less than the value of the previous redemption.

Purchased by Directors, employees of the Fund, the Advisor, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons.

Purchased through a financial intermediary that did not receive an advance commission on the purchase.

Purchased with reinvested dividends or capital gains.

Redeemed by the Fund when it closes an account for not meeting the minimum balance requirements.

Purchases pursuant to the exchange privilege if the shares were held for the applicable CDSC holding period (the holding period on the shares purchased in the exchange will include the holding period of the shares sold in the exchange).

Redemption Fees	The 2.00% redemption fee is imposed upon the redemption of shares within 45days of purchase.	The 2.00% redemption fee is imposed upon the redemption of shares within 30 days of purchase.
Purchases	Through certain financial intermediaries or directly from the Fund. By Telephone By Automatic Investment By Check Retirement Investments
Through financial intermediaries, directly from the Fund or through an exchange from another Federated fund.

By Telephone

By Wire

By Check

By Systematic Investment Program

By Automated Clearing House (ACH)

Retirement Investments

Redemptions	By written request, telephone, or systematic withdrawal program	By written request, telephone, or systematic withdrawal/exchange program
Redemptions Policies
Payment of your redemption proceeds will be made promptly, but not later than seven days after receipt of your written request in proper form. If you request a redemption in writing, your request must have a signature guarantee attached if the amount to be redeemed exceeds $50,000. Other documentation may be required for certain types of accounts.

Proceeds from shares redeemed by telephone will sent only to an investor’s address or bank of record as shown on the records of the Transfer Agent.

You may have your redemption proceeds sent by check to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the ACH network, to your pre-designated bank account. Sale proceeds may be wired to your commercial bank in the United States; however a $15 fee will be applied.

The Fund reserves the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of Portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Rochdale Trust has filed an election under SEC Rule 18f−1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened an electronic transfer to your account at a financial institution that is an ACH member; or
wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days to allow your purchase to clear during periods of market volatility; when a sareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be cancelled and you will be responsible for any losses incurred by the Fund as a result of your cancelled order.

Exchanges
You may exchange your Rochdale Fund shares for shares of any other Portfolio offered in the Rochdale Trust Prospectus dated May 1, 2007, on any day the Portfolios and the New York Stock Exchange (“NYSE”) are open for business. Requests to exchange shares are processed at the NAV next calculated after receipt of your request in proper form and without the application of any sales charge. The Fund generally chooses not to charge the 2.00% redemption fee for exchanges among the portfolios, however, your financial institution may not have a mechanism for waiving this fee. Please check with your financial advisor to determine if you will be able to exchange your shares without the 2.00% redemption fee. An exchange is treated as a sale of shares and may result in a gain or loss for income tax purposes. You may exchange your shares by contacting your financial representative. Additionally, you may exchange your shares either by mail or by contacting the Transfer Agent at 1−866−209−1967 from 9:00 am to 8:00 pm Eastern time.

You may exchange Shares of the Fund into shares of the same class of another Federated fund. To do this, you must ensure that the account registrations are identical; meet any minimum initial investment requirements; and receive a prospectus for the fund into which you wish to exchange. An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies.

Dividends and Distributions	Dividends and capital gains, if any, are distributed annually, usually on or about December 20.
Dividends are declared and paid annually as well as capital gains, if any. Dividends or capital gain distributions will be reinvested automatically in additional shares at NAV unless the shareholder requests otherwise.

Front-End Sales Charge

The Federated Fund and the Rochdale Fund are offered at NAV plus applicable sales charge. The sales charges for both Funds vary depending on how much you invest; charges are set forth in the table below.

Purchase Amount	Federated Fund Sales Charge as a Percentage of Public Offering Price[1]	Rochdale Fund Sales Charge as a Percentage of Public Offering Price,2	Federated Fund Sales Charge as a Percentage of NAV	Rochdale Sales Charge as a Percentage of NAV	Federated Fund Dealer Reallowance as a Percentage of Public Offering Price	Rochdale Fund Dealer Reallowance as a Percentage of Public Offering Price[3]
Less than $25,000	5.50%	5.75%	5.82%	6.10%	5.00%	5.00%
$25,000 but less than $50,000	5.50%	5.50%	5.82%	5.82%	5.00%	4.75%
$50,000 but less than $100,000	4.50%	5.00%	4.71%	5.26%	4.00%	4.25%
$100,000 but less than $250,000	3.75%	4.00%	3.90%	4.17%	3.25%	3.25%
$250,000 but less than $500,000	2.50%	3.25%	2.56%	3.36%	2.50%	2.50%
$500,000 but less than $1 million	2.00%	2.25%	2.04%	2.30%	1.80%	1.50%
$1 million or greater	0.00%	0.00%	0.00%	0.00%	0.00%	1.00%
(1) A contingent deferred sales charge of 0.75% of the redemption amount applies to Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.
(2) The sales load on purchases of one million dollars or more will be waived and the dealer reallowance on these purchases will be paid by the Rochdale Distributor. A redemption of shares purchased on a load waived basis will be subject to a contingent deferred sales charge (CDSC) of 1.00% if the redemption occurs twelve months or less following their purchase. The fee is payable to the Rochdale Distributor and is intended to restore the charge the Rochdale Distributor paid to the broker or dealer.
 (3) Dealers who have entered into selected dealer agreements with the Rochdale Distributor receive a percentage of the initial sales charge on sales of shares of the Rochdale Fund. The Distributor retains the balance of the sales charge paid by investors. The dealer’s reallowance may be changed from time to time, and the Rochdale Distributor may from time to time offer incentive compensation to dealers who sell shares of the Rochdale Fund.

TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS INFORMATION

Tax Information

The Federated Fund’s and the Rochdale Fund’s distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Capital gains are taxable at different rates depending upon the length of time the Fund holds its assets. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

Frequent Trading

Both Funds have adopted procedures regarding frequent trading.
The Federated Fund’s Board has approved policies and procedures intended to discourage frequent or short-term trading of the Federated Fund’s shares. Frequent or short-term trading into and out of the Federated Fund can have adverse consequences for the Fund and shareholders who use the Federated Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Federated Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Federated Fund’s NAV in advance of the time as of which NAV is calculated.
The Rochdale Investment Trust has adopted policies and procedures that, together with procedures followed by the Rochdale Fund transfer agent and principal underwriter, are designed to monitor and detect abusive short term trading practices. Rochdale Investment Trust works with financial intermediaries to discourage abusive short-term trading practices and has entered into agreements with them to provide information regarding and, where practicable, to impose restrictions on, such trading. There may be limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their clients.

Portfolio Holdings Information

Information concerning the Federated Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Federated Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include: identification of the Federated Fund’s top ten holdings, recent purchase and sale transactions and percentage breakdowns of the portfolio by sector and geographic region.
The Rochdale Investment Trust maintains policies governing the timing and circumstances in which the Rochdale Fund’s investments held by the Rochdale Trust Portfolios may be disclosed by the Trust. Under these policies, disclosure of Portfolio holdings is not permitted except: (1) to provide information to the Rochdale Trust’s officers and service providers as necessary for the performance of their duties to the Rochdale Trust; (2) to the extent that such information has previously been publicly disclosed in filings made with the SEC (e.g. annual and semi-annual shareholder reports on Form N-CSR and quarterly holdings reports on Form N-Q, or otherwise made publicly available (e.g., posted on the Rochdale Trust’s Internet web site); (3) as otherwise necessary for the purpose of complying with federal law; or (4) with the approval of the Rochdale Trust’s Chief Compliance Officer. These disclosure restrictions apply equally to individual and institutional investors, as well as intermediaries that distribute shares of the Rochdale Trust.
LEGAL MATTERS

Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund’s directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated’s website at FederatedInvestors.com.
Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.
The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.
INFORMATION ABOUT THE REORGANIZATION

Description of the Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan of Reorganization found in Exhibit A.
The Plan of Reorganization provides for a Reorganization to occur on the Closing Date, which is expected to be on or about August 24, 2007, or such other date(s) as the parties may agree to in writing (the “Closing Date”). The Plan of Reorganization provides that the assets and liabilities of the Rochdale Fund will be transferred to the Federated Fund as of 4:00 p.m. Eastern time on the Closing Date of the Reorganization (the “Effective Time”). In exchange for the transfer of these assets, the Federated Fund will simultaneously issue a number of full and fractional Class A Shares of the Federated Fund to the Rochdale Fund equal to the number of Rochdale Fund shares then outstanding and having a aggregate net asset value equal to the net assets of the Rochdale Fund.
Following the transfer of assets in exchange for the Federated Fund’s Class A Shares, the Rochdale Fund will distribute all the Federated Fund shares pro rata to its shareholders of record in complete liquidation of the Rochdale Fund. A shareholder of the Rochdale Fund owning shares as of the Effective Time of the Reorganization will receive a number of Class A Shares in the Federated Fund with the same aggregate value as the shareholder had in the Rochdale Fund immediately before the Effective Time of the Reorganization. This will be accomplished by the establishment of accounts in the names of the shareholders of the Rochdale Fund on the share records of the Federated Fund’s transfer agent. Each account will represent the respective pro rata number of full and fractional shares of the Federated Fund due to the shareholders of the Rochdale Fund. The Federated Fund will not issue share certificates to shareholders. Shares of the Federated Fund to be issued will have no preemptive or conversion rights. No sales charges or redemption fees will be imposed in connection with the Reorganization.
Please note that when calculating the value of the Rochdale Fund’s shares with respect to the Reorganization, the value of the assets of the Rochdale Fund will be determined in accordance with the procedures described in the Federated Fund’s Prospectus and SAI, and in accordance with the Federated Fund’s valuation procedures.

The Plan of Reorganization contains customary representations, warranties, and conditions. The Plan of Reorganization provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Reorganization by the shareholders of the Rochdale Fund; and (ii) receipt by the Rochdale Fund and Federated Fund of a tax opinion to the effect that the Reorganization will be tax free for federal income tax purposes for the Federated Fund, the Rochdale Fund and for the shareholders of the Rochdale Fund. The Plan of Reorganization may be terminated with respect to the Reorganization if, on or before the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time before the Effective Time, the Rochdale Board or the Federated Board determines that the Reorganization is not in the best interests of the Rochdale Fund or the Federated Fund.
Costs of the Reorganization

The Rochdale Adviser and the Federated Adviser and/or their affiliates have agreed to share certain expenses incurred in connection with the Reorganization, including any costs associated with preparing, filing, printing, and mailing this Proxy Statement/Prospectus and soliciting shareholder votes.
Any registration or licensing fee will be borne by the Federated Fund. Any brokerage charges associated with the disposition of securities in the ordinary course of business by the Federated Fund, after the Reorganization, of securities acquired by the Federated Fund from the Rochdale Fund will be borne by the Federated Fund.

Description of the Federated Fund’s Class A Shares and Capitalization

The Federated Fund’s Class A Shares to be issued to shareholders of the Rochdale Fund under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the prospectus of the Federated Fund provided herewith for additional information about its Class A Shares.
The following table sets forth the unaudited capitalization of Rochdale Atlas Portfolio Shares into Federated Intercontinental Fund’s Class A Shares as of May 15, 2007:

	Rochdale Atlas Portfolio	Federated Intercontinental Fund– Class A Shares	Adjustments	Federated Intercontinental Fund – Class A Shares Pro Forma Combined
Net Assets	$336,834,207	$0	___	$336,834,207
Net Asset Value Per Share	$64.29	$0	___	$64.29
Shares Outstanding	5,239,641	0	___	5,239,641

Federal Income Tax Consequences

As a condition to the Reorganization, the Federated Fund and Rochdale Fund will receive an opinion of counsel, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:
•
the Reorganization as set forth in the Plan will constitute a “reorganization” under section 368(a)(1) of the Code, and the Federated Fund and the Rochdale Fund each will be a “party to a reorganization” within the meaning of section 368(b) of the Code;

•	no gain or loss will be recognized by the Federated Fund upon its receipt of the Rochdale Fund’s assets solely in exchange for Class A Shares of the Federated Fund;

•
no gain or loss will be recognized by the Rochdale Fund upon transfer of its assets to the Federated Fund solely in exchange for Class A Shares of the Federated Fund or upon the distribution of Class A Shares of Federated Fund to the Rochdale Fund’s shareholders in exchange for their Rochdale Fund shares;

•	no gain or loss will be recognized by shareholders of the Rochdale Fund upon exchange of their Rochdale Fund shares for the Class A Shares of the Federated Fund;

•	the tax basis of the assets of Rochdale Fund acquired by the Federated Fund will be the same as the tax basis of such assets to the Rochdale Fund immediately prior to the Reorganization;

•
the aggregate tax basis of the Class A Shares of the Federated Fund received by each shareholder of the Rochdale Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Rochdale Fund held by such shareholder immediately prior to the Reorganization;

•	the holding period of the Rochdale Fund’s assets in the hands of the Federated Fund will include the period during which those assets were held by the Rochdale Fund; and

•
the holding period of the Class A Shares of the Federated Fund received by each shareholder of the Rochdale Fund pursuant to the Plan will include the period during which the shares of the Rochdale Fund exchanged therefore were held by such shareholder, provided the shares of the Rochdale Fund were held as capital assets on the date of the Reorganization.

The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Federated Fund, the Rochdale Fund or Rochdale Fund’s shareholders with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.
Shareholders of the Rochdale Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.

Agreement Between Rochdale Investment Management and Federated Investors, Inc.

Federated Investors, Inc. (“Federated”) entered into an Agreement with Rochdale Investment Management (“Rochdale”) dated April 20, 2007 (“Purchase Agreement”). The Purchase Agreement provides that Rochdale Investment Management will sell to Federated certain assets relating to Rochdale’s business of providing investment advisory and investment management services to the Rochdale Fund.  Consummation of the Purchase Agreement, sale of such assets, and certain other obligations of the parties, is contingent upon approval of the Reorganization by shareholders of the Rochdale Fund, among other things. Assuming shareholder approval is obtained, and the other conditions in the Purchase Agreement and the Plan of Reorganization are met, shareholders of the Rochdale Fund will become shareholders of the Federated Fund. If this occurs, Rochdale is expected to receive an initial purchase payment of $5.75 million. Two additional contingent payments totaling up to $20 million could be paid in years three and five based on asset growth and fund performance. Additional contingent payments will be paid on a semi-annual basis over the next five years based on certain revenue earned by Federated from the Federated InterContinental Fund. Asset growth and fund performance (Morningstar ranking) would impact the level of contingent payments made by Federated. It is also anticipated that broker/dealer affiliates of Rochdale Investment Management will be eligible to receive a shareholder service fee of 25 basis points on assets held by each broker/dealer in the Federated Fund as compensation for the provision of shareholder services for shareholders invested in the Federated Fund. This fee is paid directly by the Federated Fund. Additionally, Rochdale Investment Management’s affiliated broker/dealers will be eligible to receive up to 50 basis points on assets held by the broker/dealers in the Federated InterContinental Fund. This fee will be paid to the affiliated broker/dealers from the assets of the Federated InterContinental Fund’s distributor or an affiliate and will not be paid from the assets of the Federated InterContinental Fund.  Rochdale is entitled to a series of deferred payments after the Closing based upon the Morningstar ranking of the Rochdale Fund and the total net assets of the Rochdale Fund over certain periods.

Under the Purchase Agreement, Federated has agreed, for the minimum time periods specified in Section 15(f) of the 1940 Act and subject to compliance with its fiduciary duties, to use commercially reasonable efforts to cause the Federated Board to take (or refrain from taking, as the case may be) such actions as are necessary to ensure that: (i) at least 75% of the Federated Board are not “interested persons” (as that term is defined in the 1940 Act) of the Federated Fund’s investment adviser or the Rochdale Fund’s investment Adviser; (ii) no “unfair burden” (as that term is defined in Section 15(f)(2)(B) of the 1940 Act) is imposed as a result of the Reorganization; and (iii) each vacancy on the Federated Board is filled by a person who is not an interested person of the Federated Fund’s investment adviser so as to comply with Section 15(f) of the 1940 Act and has been selected and proposed for election by a majority of the Board who are not interested persons. Federated may elect, in lieu of the covenants set forth in the preceding sentence, to apply for and obtain an exemptive order under Section 6(c) of the 1940 Act from the provisions of Section 15(f)(1)(A) of the 1940 Act, in form and substance reasonably acceptable to Rochdale.

Reasons for the Reorganization

The Board of Trustees of the Rochdale Investment Trust met on March 14, 2007 and June 13, 2007, to receive, review and consider information concerning the Rochdale Fund, the Federated Fund and the terms of the proposed Reorganization. After consultation with independent legal counsel, the Rochdale Board, including the Trustees who were not “interested persons” (within the meaning of the 1940 Act) of the Rochdale Fund or the Rochdale Adviser unanimously approved the Plan and recommended that shareholders of the Rochdale Fund approve the Plan. In approving the Reorganization, the Rochdale Board determined that participation in the Reorganization is in the best interests of the Rochdale Fund and its shareholders. In approving the Plan, the Rochdale Board considered a number of factors, including the following:

•	The Federated Fund will have the same investment objective and substantially similar strategies, and substantially the same investment policies as the Rochdale Fund.

•	Federated has a much larger mutual fund business and, the Rochdale Board believes the Reorganization will likely provide investors with the benefit of improved shareholder services.

•	Investors will not pay a sales charge or redemption fee to acquire shares of the Federated Fund in connection with the Reorganization.

•	The Rochdale Board believes that access to a much larger family of mutual funds will provide investors with a convenient way to make investments in other Federated mutual funds.

•
The Federated Fund and the Rochdale Fund will receive an opinion of counsel to the effect that neither the Federated Fund or the Rochdale Fund nor the shareholders of the Rochdale Fund will recognize any gain or loss as a direct result of the Reorganization transaction for federal income tax purposes.

•	The Rochdale Fund considered representations to the effect that Audrey H. Kaplan and Geoffrey Pazzanese will be portfolio managers of the Federated Fund.

The Board of Trustees of the Federated Fund have reviewed and considered the terms of the proposed Reorganization. The Board of Trustees, including the Trustees who are not “interested persons” (within the meaning of the 1940 Act), unanimously approved the Plan.

The Reorganization will not be consummated unless the shareholders of the Rochdale Fund approve the Plan.

COMPARATIVE INFORMATION OF SHAREHOLDER RIGHTS

General

The Federated Fund and the Rochdale Fund are open-end, diversified series of management investment companies registered under the 1940 Act, which continuously offer to sell shares. The Federated Fund is a series of a separate business trust pursuant to a Declaration of Trust under the laws of the Commonwealth of Massachusetts. The Rochdale Investment Trust is organized as a Delaware statutory trust. The Federated Fund and the Rochdale Fund are governed by their respective Declarations of Trust, Bylaws and Boards of Trustees, in addition to applicable state and federal law. The rights of shareholders of the Federated Fund and shareholders of the Rochdale Fund are set forth in their respective Declarations of Trust and Bylaws. Set forth below is a brief summary of the significant rights of shareholders of the Federated Fund and of shareholders of the Rochdale Fund.

Shares of the Federated Fund and the Rochdale Fund

The Federated Fund is authorized to issue an unlimited number of shares of beneficial interest, without a par value. The Board of Federated Equity Funds has established five classes of shares of the Federated Fund, known as Class A Shares, Class B Shares, Class C Shares, Class K Shares and Institutional Shares. The Board of Rochdale Investment Trust is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $0.01 per share. The Rochdale Fund does not offer separate classes of shares.

Voting Rights

Neither the Federated Fund nor the Rochdale Fund is required to hold annual meetings of shareholders, except as required under the 1940 Act or by state law. Shareholder approval is generally necessary only for certain changes in operations or the election of trustees under certain circumstances. The Federated Funds and the Rochdale Fund provide that a meeting of shareholders may be called for any permissible purpose upon the written request of the shareholders of at least 10% of the outstanding shares of the series or class of either the Federated Equity Funds or Rochdale Investment Trust, as the case may be, entitled to vote. Each share of the Federated Fund and the Rochdale Fund gives the shareholder one vote in trustee elections and other matters submitted to shareholders for vote, and each fractional share shall be entitled to a proportionate fractional vote. All shares of each portfolio or class in the Federated Funds and Rochdale Investment Trust have equal voting rights with other portfolios or classes within the business trust of which they are a series, except that in matters affecting only a particular portfolio or class, only shares of that portfolio or class are entitled to vote.

Trustees of the Rochdale Fund

•
The Declaration of Trust of Rochdale Investment Trust provides each Trustee shall serve during the continued lifetime of the Rochdale Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

•
A Trustee of the Rochdale Investment Trust may be removed at any meeting of Shareholders by a vote of two-thirds of the outstanding Shares of the Rochdale Trust. A meeting of Shareholders for the purpose of electing or removing one or more Rochdale Trustees may be called (i) by the Rochdale Trustees upon their own vote, or (ii) upon the demand of Shareholders owning 10% or more of the Shares of the Rochdale Trust in the aggregate.

•
A vacancy on the Board of the Rochdale Investment Trust may be filled by either an action of a majority of the then Rochdale Trustees, at a duly constituted meeting, may fill vacancies in the Rochdale Board of Trustees or remove Rochdale Trustees without cause.

Trustees of the Federated Fund

•
The Declaration of Trust of Federated Equity Funds provides that the term of office of each Trustee shall be for the lifetime of Federated Equity Funds or the earlier of his or her death, resignation, retirement, removal or mental or physical incapacity.

•
A Trustee of Federated Equity Funds may also be removed by: (i) written instrument signed by at least two-thirds of the Federated Trustees, (ii) a majority vote of the Federated Trustees if the Federated Trustee has become mentally or physically incapacitated, or (iii) a vote of two-thirds of the outstanding shares at any special meeting of shareholders.

•
A vacancy on the Board of the Federated Equity Funds may be filled by the Federated Trustees remaining in office. A meeting of shareholders of Federated Equity Funds will be required for the purpose of electing additional Federated Trustees whenever fewer than a majority of the Federated Trustees then in office were elected by shareholders.

Liability of Trustees and Officers

Under the Declarations of Trust of the Federated Equity Funds, a Federated Trustee or officer will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Bylaws for Federated Equity Funds further provide that Federated Trustees and officers will be indemnified by Federated Equity Funds, as the case may be, to the fullest extent permitted by law against liability and against all expenses of litigation unless the person’s conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of the person’s duties. Under the Declaration of Trust of the Rochdale Investment Trust, Rochdale Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Investment Adviser or principal underwriter of the Rochdale Trust, nor shall any Rochdale Trustee be responsible for the act or omission of any other Rochdale Trustee, and the Rochdale Trust out of its assets shall indemnify and hold harmless each and every Rochdale Trustee from and against any and all claims and demands whatsoever arising out of or related to each Rochdale Trustee's performance of his or her duties as a Trustee of the Rochdale Trust; provided that the Trust shall not indemnify, hold harmless or protect any Rochdale Trustee from or against any liability to the Rochdale Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Bylaws of the Rochdale Investment Trust further provide that the Rochdale Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Rochdale Trust) by reason of the fact that such person is or was an agent of the Rochdale Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed: (a) in the case of conduct in his or her official capacity as a Trustee of the Rochdale Trust, that his or her conduct was in the Rochdale Trust's best interests and (b), in all other cases, that his or her conduct was at least not opposed to the Rochdale Trust's best interests and (c) in the case of a criminal proceeding, that he or she had no reasonable cause to believe the conduct of that person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the Rochdale Trust or that the person had reasonable cause to believe that the person's conduct was unlawful.

Shareholder Liability

Under the Federated Equity Funds Declaration of Trust, no Shareholder or former Shareholder of the Federated Trust or any Series or Class shall be liable solely by reason of his being or having been a Shareholder for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind, against or with respect to the Federated Trust or any Series or Class arising out of any action taken or omitted for or on behalf of the Federated Trust or such Series or Class, and the Federated Trust or such Series or Class shall be solely liable therefore and resort shall be had solely to the property of the relevant Series or Class of the Federated Trust for the payment or performance thereof. Each Shareholder or former Shareholder of the Federated Trust or any Series or Class (or their heirs, executors, administrators or other legal representatives or, in case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against to the full extent of such liability and the costs of any litigation or other proceedings in which such liability shall have been determined, including, without limitation, the fees and disbursements of counsel if, contrary to the indemnification provisions of the Declaration of Trust, such Shareholder or former Shareholder of the Federated Trust or such Series or Class shall be held to be personally liable. Such indemnification shall come exclusively from the assets of the Federated Trust or relevant Series or Class. The Federated Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against any Shareholder for any act or obligation of the Federated Trust or any Series or Class and satisfy any judgment thereon. Under the Rochdale Investment Trust’s Declaration of Trust, if any Rochdale Investment Trust Shareholder or former Shareholder shall be exposed to liability by reason of a claim or demand relating to his or her being or having been a Shareholder, and not because of his or her acts or omissions, the Shareholder or former Shareholder (or his or her heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the applicable Series of the Rochdale Trust against all loss and expense arising from such claim or demand.

Termination

In the event of the termination of Federated Equity Funds or any portfolio or class of the Federated Equity Funds the shareholders of the respective portfolio or class are entitled to receive, when and as declared by the Federated Trustees, the excess of the assets belonging to the respective portfolio or class over the liabilities belonging to the respective portfolio or class. In either case, the assets belonging to the portfolio or class will be distributed among the shareholders in proportion to the number of shares of the respective portfolio or class held by them. Upon termination of the Rochdale Investment Trust (or any series, as the case may be), after paying or otherwise providing for all charges, taxes, expenses and liabilities held, severally, with respect to each series (or the applicable series, as the case may be), whether due or accrued or anticipated as may be determined by the Rochdale Trustees, the Rochdale Trust shall, in accordance with such procedures as the Rochdale Trustees consider appropriate, reduce the remaining assets held, severally, with respect to each series (or the applicable series, as the case may be), to distributable form in cash or shares or other securities, or any combination thereof, and distribute the proceeds held with respect to each series (or the applicable series, as the case may be), to the shareholders of that series, as a series, ratably according to the number of shares of that series held by the several shareholders on the date of termination.

INFORMATION ABOUT FEDERATED INTERCONTINENTAL FUND

AND ROCHDALE ATLAS PORTFOLIO

Where to Find Additional Information

Federated Equity Funds on behalf of the Federated InterContinental Fund is subject to the informational requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Information filed by Federated Equity Funds on behalf of the Federated InterContinental Fund can be obtained by calling or writing the Fund and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at, 100 F Street, N.W., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

This Prospectus/Proxy Statement, which constitutes part of a Registration Statement filed by the Federated Equity Funds on behalf of the Federated InterContinental Fund with the SEC under the Securities Act of 1933, as amended, omits certain of the information contained in the Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits thereto for further information with respect to the Federated InterContinental Fund and the shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable documents filed with the SEC.

Rochdale Investment Trust on behalf of the Rochdale Fund is subject to the informational requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Information filed by the Rochdale Investment Trust on behalf of the Rochdale Fund can be obtained by calling or writing Rochdale Fund and can also be inspected and copied by the public at the public reference facilities maintained by the SEC at the addresses listed in the previous section, or obtained electronically from the SEC’s website (www.sec.gov).

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING
The proxies of shareholders of the Rochdale Fund are being solicited by the Board of the Rochdale Fund. The proxies will be voted at the special meeting of shareholders of the Rochdale Fund to be held on August 24, 2007 (such special meeting and any adjournment or postponement thereof are referred to as the “Special Meeting”).

The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Federated Adviser and/or the Rochdale Adviser. In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of the Federated Adviser and/or the Rochdale Adviser, or, if necessary, a communications firm retained for this purpose. Additionally, financial intermediaries may solicit the proxies of the beneficial owners of the Rochdale Fund. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholder after the fact. Shareholders of the Rochdale Fund may vote their shares via telephone, mail, internet, or in person. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The Federated Adviser and/or the Rochdale Adviser may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The purpose of the Special Meeting is set forth in the accompanying Notice. The Rochdale Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about July 26, 2007, to shareholders of record at the close of business on July 13, 2007 (the “Record Date”).

The annual report of the Rochdale Fund, which includes audited financial statements for the fiscal year ended December 31, 2006, was previously mailed to shareholders. The Rochdale Fund will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered, a copy of the annual report for the Rochdale Fund. Since the Federated Fund is a newly created series and this is the Federated Fund’s first fiscal year, an annual report is not yet available. Requests for the Rochdale Fund annual report may be made by writing to the Rochdale Fund’s principal executive offices or by calling the Rochdale Fund. The principal executive office of the Rochdale Fund is 570 Lexington Avenue, New York, New York, 10022-6837. The Rochdale Fund’s toll-free telephone number is 1-800-245-9888.

Proxies, Quorum and Voting at the Special Meeting

Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting. Each share of the Rochdale Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. On the Record Date, the Rochdale Fund had approximately ____ outstanding shares.

Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Rochdale Fund. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matter set forth in the attached Notice.

Shareholders of the Rochdale Fund will vote on the approval of the Plan. In order to hold the Special Meeting with respect to the Rochdale Fund, a “quorum” of shareholders of the fund must be present. Forty percent (40%) of the shares entitled to vote shall constitute a quorum. The favorable vote of: (a) the holders of 67% or more of the outstanding voting securities present at the Special Meeting, if the holders of 50% or more of the outstanding voting securities of the Rochdale Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less, is required to approve the Reorganization.

For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of each proposal.

If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposals. Notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than sixty (60) days from the date set for the original meeting, in which case the Rochdale Board of Trustees shall set a new record date. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against a proposal that has not yet been approved, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

Share Ownership of the Funds

Officers and Trustees of the Rochdale Investment Trust own __% of the Rochdale Fund’s outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Rochdale Fund:

Officers and Trustees of Federated Equity Funds own ___% of the Federated Fund’s outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class A Shares of Federated Fund:

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY
The Rochdale Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a Prospectus/Proxy Statement for the next meeting of shareholders should send their written proposals to the Rochdale Trust, Attention: The Secretary, 570 Lexington Avenue, New York, New York, 10022-6837, so that they are received within a reasonable time before any such meeting.

No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Rochdale Trust.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees,

Garrett R. D’Alessandro
President and Secretary

July 16, 2007

STATEMENT OF ADDITIONAL INFORMATION

July 16, 2007

Acquisition of the assets of

ROCHDALE ATLAS PORTFOLIO
a portfolio of Rochdale Investment Trust

570 Lexington Avenue
New York, New York 10022-6837
Telephone No: 1-800-245-9888

By and in exchange for Class A Shares of

FEDERATED INTERCONTINENTAL FUND
a portfolio of Federated Equity Funds

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
Telephone No:  1-800-341-7400

This Statement of Additional Information dated July 16, 2007, is not a prospectus.  A Prospectus/Proxy Statement dated July 16, 2007, related to the above-referenced matter may be obtained from Federated Equity Funds, on behalf of Federated InterContinental Fund, by writing or calling Federated Equity Funds at the address and telephone number shown above.  This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

TABLE OF CONTENTS

1.	Statement of Additional Information of Rochdale Atlas Portfolio, a portfolio of Rochdale Investment Trust, dated May 1, 2007.

2.	Statement of Additional Information of Federated InterContinental Fund, dated July 25, 2007.

3.	Audited Financial Statements of Rochdale Atlas Portfolio, a portfolio of Rochdale Investment Trust, dated December 31, 2006.

INFORMATION INCORPORATED BY REFERENCE

The Statement of Additional Information of Rochdale Atlas Fund (the “Rochdale Fund”), a portfolio of Rochdale Investment Trust (the “Rochdale Trust”), dated May 1, 2007, is incorporated by reference to Rochdale Investment Trust, Post-Effective Amendment No. 22 to its Registration Statement on Form N-1A (File No. 811-08685), which was filed with the Securities and Exchange Commission on or about March 13, 2007. A copy may be obtained from the Rochdale Trust at 570 Lexington Avenue, New York, New York 10022-6837 or by calling 1-800-245-9888.

The Statement of Additional Information of Federated InterContinental Fund (the “Federated Fund”), a portfolio of Federated Equity Funds (the “Federated Trust”), dated  July 25, 2007, is incorporated by reference to Federated Equity Funds’ Post-Effective Amendment No.___ to its Registration Statement on Form N-1A (File No. 811-4017), which was filed with the Securities and Exchange Commission on or about June __, 2007.  A copy may be obtained from the Federated Trust at Federated Investors Funds 5800 Corporate Drive Pittsburgh, Pennsylvania 15237-7000 or by calling 1-800-341-7400.

The audited financial statements of the Rochdale Fund, dated December 31, 2006, are incorporated by reference to the Annual Report to shareholders of the Rochdale Fund which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about March 13, 2007.

PRO FORMA FINANCIAL STATEMENTS FOR THE PERIOD ENDED DECEMBER 31, 2006 (UNAUDITED)

INTRODUCTION

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated InterContinental Fund and Rochdale Atlas Portfolio (individually referred to as the “Fund” or collectively as the “Funds”), for the period ended December 31, 2006. Rochdale Atlas Portfolio (the “Predecessor Fund”) will be reorganized into Federated InterContinental Fund as of the close of business on or about August 24, 2007.  Prior to the reorganization, Federated InterContinental Fund had no investment operations.  Federated InterContinental Fund is the successor to the Predecessor Fund, which commenced operations on October 2, 1998.  For the purposes of these Pro Forma Financial Statements, the financial information covers the period from January 1, 2006 to December 31, 2006.  These statements have been derived from the books and records utilized in calculating daily net asset values at December 31, 2006.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Rochdale Atlas Portfolio for Class A Shares of Federated InterContinental Fund. Under generally accepted accounting principles, Rochdale Atlas Portfolio will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

Rochdale Atlas Portfolio
Federated InterContinental Fund
Pro Forma Combining Portfolio of Investments
December 31, 2006 (unaudited)

Rochdale Atlas Portfolio	Federated InterContinental Fund	Pro Forma Combined		Rochdale Atlas Portfolio	Federated InterContinental Fund	Pro Forma Combined

Shares or Principal Amount				Value
COMMON STOCKS – 98.6%
Brazil – 8.1%
12,450	0	12,450	Aracruz Celulose SA, ADR	$762,438	$0	$762,438
37,700	0	37,700	Banco Bradesco SA, ADR (b)	1,521,195	0	1,521,195
20,300	0	20,300	Banco Itau Holding Financeira SA, ADR (b)	733,845	0	733,845
1,600	0	1,600	Companhia de Bebidas das Americas-CM, ADR	70,240	0	70,240
8,000	0	8,000	Companhia de Bebidas das Americas-PR, ADR (b)	390,400	0	390,400
125,800	0	125,800	Companhia de Concessoes Rodoviarias	1,698,727	0	1,698,727
25,400	0	25,400	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	860,044	0	860,044
32,700	0	32,700	Companhia Energetica de Minas Gerais SA, ADR	1,576,140	0	1,576,140
37,800	0	37,800	Companhia Siderurgica Nacional SA, ADR	1,133,244	0	1,133,244
78,700	0	78,700	Companhia Vale Do Rio Doce, ADR (b)	2,340,538	0	2,340,538
56,200	0	56,200	Gerdau SA, ADR (b)	899,200	0	899,200
43,300	0	43,300	Petroleo Brasileiro SA, ADR (b)	4,016,508	0	4,016,508
383,000	0	383,000	Sadia SA	1,283,538	0	1,283,538
59,000	0	59,000	Souza Cruz SA	1,050,760	0	1,050,760
41,800	0	41,800	Tractebel Energia SA	352,165	0	352,165
31,200	0	31,200	Uniao de Bancos Brasileiros SA (Unibanco), GDR	2,900,352	0	2,900,352
17,600	0	17,600	Usinas Siderurgicals de Minas Gerais SA	663,141	0	663,141
			Total	22,252,475	0	22,252,475
China – 4.7%
729,000	0	729,000	Angang New Steel Co., Ltd	1,068,434	0	1,068,434
77,000	0	77,000	China Mobile Ltd./HK, ADR	3,327,940	0	3,327,940
35,800	0	35,800	China Petroleum & Chemical Corp., ADR (b)	3,316,512	0	3,316,512
9,300	0	9,300	CNOOC Ltd., ADR (b)	880,059	0	880,059
4,600,000	0	4,600,000	CNPC Hong Kong Ltd.	2,542,972	0	2,542,972
1,136,000	0	1,136,000	PetroChina Co., Ltd.	1,609,442	0	1,609,442
			Total	12,745,359	0	12,745,359
France – 13.4%
72,100	0	72,100	AXA SA, ADR (b)	2,907,793	0	2,907,793
32,058	0	32,058	BNP Paribas	3,497,583	0	3,497,583
7,300	0	7,300	Casino Guichard-Perrachon SA	678,397	0	678,397
5,600	0	5,600	CNP Assurances	625,384	0	625,384
18,500	0	18,500	Compagnie de Saint-Gobain	1,554,386	0	1,554,386
9,950	0	9,950	Compagnie Generale des Etablissements Michelin	952,247	0	952,247
27,750	0	27,750	Credit Agricole SA	1,167,072	0	1,167,072
19,600	0	19,600	European Aeronautic Defense and Space Co.	675,282	0	675,282
9,000	0	9,000	France Telecom SA	248,894	0	248,894
44,900	0	44,900	France Telecom SA, ADR	1,243,730	0	1,243,730
5,400	0	5,400	Groupe Danone (a)	818,322	0	818,322
6,900	0	6,900	Imerys SA	613,900	0	613,900
19,500	0	19,500	M6 Metropole Television	696,548	0	696,548
5,700	0	5,700	Renault SA	684,707	0	684,707
26,900	0	26,900	Safran SA (a)	624,252	0	624,252
61,250	0	61,250	Sanofi-Aventis, ADR (b)	2,827,913	0	2,827,913
10,350	0	10,350	Schneider Electric SA, ADR	1,149,013	0	1,149,013
16,000	0	16,000	Societe BIC SA	1,114,118	0	1,114,118
15,960	0	15,960	Societe Generale	2,709,334	0	2,709,334
48,000	0	48,000	Suez SA	2,485,697	0	2,485,697
73,550	0	73,550	Total Fina Elf SA, ADR (b)	5,289,716	0	5,289,716
16,600	0	16,600	Valeo SA	690,909	0	690,909
4,550	0	4,550	Vallourec SA (a)	1,323,167	0	1,323,167
5,400	0	5,400	Vinci SA (a)	690,014	0	690,014
37,450	0	37,450	Vivendi	1,463,791	0	1,463,791
			Total	36,732,169	0	36,732,169
Germany – 15.2%
22,718	0	22,718	Allianz AG	4,645,562	0	4,645,562
10,104	0	10,104	Altana AG	624,873	0	624,873
23,800	0	23,800	BASF AG, ADR (b)	2,313,598	0	2,313,598
28,900	0	28,900	Bayer AG, ADR	1,542,104	0	1,542,104
12,200	0	12,200	Celesio AG	649,174	0	649,174
30,100	0	30,100	Commerzbank AG	1,142,334	0	1,142,334
48,600	0	48,600	DaimlerChryser AG (b)	2,984,526	0	2,984,526
28,700	0	28,700	Deutsche Bank AG (b)	3,823,988	0	3,823,988
69,540	0	69,540	Deutsche Post AG	2,102,127	0	2,102,127
141,800	0	141,800	Deutsche Telekom AG, ADR (b)	2,580,760	0	2,580,760
11,650	0	11,650	Douglas Holding AG	603,146	0	603,146
27,580	0	27,580	E. On AG	3,760,462	0	3,760,462
12,504	0	12,504	Heidelberger Druckmaschinen AG	592,890	0	592,890
8,340	0	8,340	Hochteif AG	606,165	0	606,165
8,660	0	8,660	Hypo Real Estate Holding AG	544,944	0	544,944
18,350	0	18,350	MAN AG	1,664,350	0	1,664,350
13,794	0	13,794	Metro AG	877,477	0	877,477
27,536	0	27,536	RWE AG	3,033,667	0	3,033,667
5,396	0	5,396	Salzgitter AG	710,159	0	710,159
43,500	0	43,500	Siemens AG, ADR (b)	4,286,925	0	4,286,925
18,230	0	18,230	Thyssen Krupp AG	860,303	0	860,303
15,590	0	15,590	Volkswagen AG	1,769,014	0	1,769,014
			Total	41,718,548	0	41,718,548
Hungary – 3.8%
11,850	0	11,850	Gedeon Richter Nyrt	2,702,920	0	2,702,920
408,300	0	408,300	Magyar Telekom Nyrt	2,268,246	0	2,268,246
19,700	0	19,700	MOL Hungarian Oil and Gas Plc	2,234,318	0	2,234,318
66,875	0	66,875	OTP Bank Nyrt	3,072,536	0	3,072,536
			Total	10,278,020	0	10,278,020
Italy – 7.3%
17,500	0	17,500	Assicurazioni Generali SpA	768,563	0	768,563
200,300	0	200,300	Banca Intesa SpA	1,546,769	0	1,546,769
126,000	0	126,000	Banca Intesa SpA – RNC	919,781	0	919,781
76,400	0	76,400	Banca Popolare di Milano Scrl	1,326,196	0	1,326,196
79,850	0	79,850	Banche Popolari Unite Scpa	2,194,544	0	2,194,544
46,600	0	46,600	Banco Popolare di Verona e Novara Scrl	1,337,931	0	1,337,931
104,750	0	104,750	Capitalia SpA	991,430	0	991,430
10,000	0	10,000	Enel SpA, ADR (b)	516,000	0	516,000
31,150	0	31,150	ENI SpA, ADR (b)	2,095,772	0	2,095,772
26,200	0	26,200	Lottomatica SpA (a)	1,090,125	0	1,090,125
27,000	0	27,000	Mediaset SpA	320,415	0	320,415
99,100	0	99,100	Sanpaolo IMI SpA	2,302,369	0	2,302,369
96,900	0	96,900	Telecom Italia SpA, ADR (b)	2,919,597	0	2,919,597
162,000	0	162,000	Terna SpA (a)	549,053	0	549,053
130,000	0	130,000	Unicredito Italiano SpA	1,139,463	0	1,139,463
			Total	20,018,008	0	20,018,008
New Zealand – 5.3%
669,000	0	669,000	Auckland International Airport Ltd.	1,032,240	0	1,032,240
208,000	0	208,000	Contact Energy Ltd.	1,219,262	0	1,219,262
239,500	0	239,500	Fisher & Paykel Appliances Holdings Ltd.	647,959,	0	647,959
575,050	0	575,050	Fisher & Paykel Healthcare Corp. Ltd.	1,725,940	0	1,725,940
320,000	0	320,000	Fletcher Building Ltd	2,491,281	0	2,491,281
540,000	0	540,000	Kiwi Income Property Trust	585,902	0	585,902
289,737	0	289,737	Sky City Entertainment Group Ltd.	1,049,247	0	1,049,247
160,000	0	160,000	Sky Network Television Ltd. (a)	738,366	0	738,366
1,366,000	0	1,366,000	Telecom Corp. of New Zealand Ltd.	4,677,324	0	4,677,324
140,956	0	140,956	Tower Ltd. (a)	219,476	0	219,476
			Total	14,386,997	0	14,386,997
Norway – 10.2%
266,100	0	266,100	DNB NOR ASA	3,776,920	0	3,776,920
20,500	0	20,500	Frontline Ltd.	660,845	0	660,845
171,600	0	171,600	Norsk Hydro ASA (a)	5,325,346	0	5,325,346
81,300	0	81,300	Orkla ASA	4,602,723	0	4,602,723
886,000	0	886,000	Pan Fish ASA (a)	809,950	0	809,950
107,300	0	107,300	Statoil ASA	2,843,746	0	2,843,746
85,300	0	85,300	Statoil ASA, ADR	2,245,096	0	2,245,096
137,200	0	137,200	Storebrand ASA	1,744,926	0	1,744,926
158,600	0	158,600	Telenor ASA	2,982,398	0	2,982,398
129,800	0	129,800	Yara Internatiional ASA	2,950,852	0	2,950,852
			Total	27,942,802	0	27,942,802
Republic Of Korea (South) - 6.7%
7,200	0	7,200	Daelim Industrial Co., Ltd.	588,387	0	588,387
24,500	0	24,500	Daishin Securities Co.	619,086	0	619,086
18,300	0	18,300	Hanjin Heavy Industries & Construction Co., Ltd.	596,226	0	596,226
19,200	0	19,200	Hanjin Shipping Co., Ltd.	545,032	0	545,032
9,200	0	9,200	Kookmin Bank, ADR, (a)(b)	741,888	0	741,888
33,500	0	33,500	KT Freetel Co., Ltd.	1,071,640	0	1,071,640
27,900	0	27,900	LG Electronics Inc.	1,650,000	0	1,650,000
15,219	0	15,219	LG International Corp.	375,566	0	375,566
20,800	0	20,800	LG Petrochemical Co., Ltd.	525,591	0	525,591
17,500	0	17,500	LS Cable Ltd.	722,581	0	722,581
25,350	0	23,350	Posco, ADR (a)(b)	2,095,684	0	2,095,684
25,600	0	25,600	Samsung Corp.	843,699	0	843,699
5,750	0	5,750	Samsung Electronics Co., Ltd.	3,790,054	0	3,790,054
7,800	0	7,800	Samsung SDI Co., Ltd.	539,290	0	539,290
23,350	0	23,350	Shinhan Financial Group Co., Ltd.	1,192,608	0	1,192,608
8,300	0	8,300	Shinhan Financial Group Co., Ltd., ADR (b)	857,722	0	857,722
12,800	0	12,800	SK Corp.	1,004,731	0	1,004,731
18,950	0	18,950	SK Telecom Col, Ltd., ADR	501,796	0	501,796
			Total	18,261,581	0	18,261,581
South Africa – 3.5%
18,500	0	18,500	Anglo Platinum Ltd.	2,258,091	0	2,258,091
45,100	0	45,100	Gold Fields Ltd., ADR (b)	851,488	0	851,488
140,000	0	140,000	Liberty Group Ltd.	1,657,063	0	1,657,063
118,000	0	118,000	MTN Group Ltd.	1,435,198	0	1,435,198
26,500	0	26,500	Sasol, ADR	977,850	0	977,850
168,000	0	168,000	Standard Bank Group Ltd. (a)	2,263,715	0	2,263,715
			Total	9,443,405	0	9,443,405
Taiwan – 10.0%
720,000	0	720,000	Asia Cement Corp.	684,978	0	684,978
4,092,000	0	4,092,000	China Development Financial Holding Corp.	1,883,689	0	1,883,689
1,030,672	0	1,030,672	Compal Electronics Inc.	918,859	0	918,859
391,000	0	391,000	Delta Electronics Inc.	1,259,935	0	1,259,935
1,443,000	0	1,443,000	First Financial Holding Co., Ltd.	1,096,033	0	1,096,033
434,000	0	434,000	Formosa Chemicals & Fibre Corp.	725,886	0	725,886
578,000	0	578,000	Formosa Plastics Corp.	959,638	0	959,638
603,600	0	603,600	Hon Hai Precision Industry Co., Ltd.	4,306,798	0	4,306,798
1,181,000	0	1,181,000	Hua Nan Financial Holdings Co., Ltd.	875,285	0	875,285
500,448	0	500,448	Lite-On Technology Corp.	676,530	0	676,530
1,229,000	0	1,229,000	Mega Financial Holding Co., Ltd.	903,316	0	903,316
932,000	0	932,000	Nan Ya Plastics Corp.	1,553,095	0	1,553,095
800,000	0	800,000	Pou Chen Corp.	908,393	0	908,393
240,000	0	240,000	President Chain Store Corp.	579,653	0	579,653
767,000	0	767,000	Quanta Computer Inc.	1,391,122	0	1,391,122
806,000	0	806,000	Synnex Technology International Corp.	1,019,095	0	1,019,095
654,000	0	654,000	Taiwan Cement Corp.	591,079	0	591,079
909,000	0	909,000	Taiwan Mobile Co., Ltd.	942,894	0	942,894
2,458,000	0	2,458,000	Taiwan Semiconductor Manufacturing Co., Ltd.	5,091,760	0	5,091,760
1,790,000	0	1,790,000	United Microelectronics Corp.	1,112,398	0	1,112,398
			Total	27,480,436	0	27,480,436
United Kingdom – 10.4%
29,500	0	29,500	Anglo American Plc, ADR	720,095	0	720,095
33,600	0	33,600	AstraZeneca Plc, ADR	1,799,280	0	1,799,280
36,400	0	36,400	Aviva Plc	585,844	0	585,844
22,900	0	22,900	Barclays Plc, ADR (b)	1,331,406	0	1,331,406
21,900	0	21,900	Bellway Plc	662,064	0	662,064
25,100	0	25,100	BG Group Plc, ADR	1,717,844	0	1,717,844
50,750	0	50,750	BHP Billiton Plc	928,590	0	928,590
8,500	0	8,500	BHP Billiton Plc, ADR	316,200	0	316,200
56.650	0	56,650	Enterprise Inns Plc	1,500,743	0	1,500,743
16,000	0	16,000	GlaxoSmithKline Plc, ADR	844,160	0	844,160
131,000	0	131,000	Group 4 Securicor Plc	482,212	0	482,212
11,000	0	11,000	Hanson Plc, ADR	832,590	0	832,590
49,300	0	49,300	HBOS Plc	1,092,703	0	1,092,703
29,800	0	29,800	HSBC Holdings Plc, ADR (b)	2,731,170	0	2,731,170
239,200	0	239,200	Legal & General Group Plc	737,650	0	737,650
209,900	0	209,900	Man Group Plc	2,148,400	0	2,148,400
5,725	0	5,725	Rio Tinto Plc, ADR (b)	1,120,885	0	1,120,885
37,400	0	37,400	Royal Bank of Scotland Group Plc	1,459,444	0	1,459,444
35,500	0	35,500	Royal Dutch Shell Plc, ADR	2,513,045	0	2,513,045
119,000	0	119,000	Scottish & Newcastle Plc	1,303,634	0	1,303,634
27,000	0	27,000	Tomkins Plc	129,917	0	129,917
15,500	0	15,500	Tomkins Plc, ADR	300,700	0	300,700
61,512	0	61,512	Vodafone Group Plc, ADR (b)	1,708,803	0	1,708,803
47,800	0	47,800	Wolseley Plc	1,153,983	0	1,153,983
18,000	0	18,000	Wolseley Plc, ADR (b)	439,380	0	439,380
			Total	28,560,742	0	28,560,742
			Total Common Stocks (identified cost $208,652,336)	269,820,542	0	269,820,542
PREFERRED STOCKS – 0.3%
Republic of Korea (South) – 0.3%
1,200	0	1,200	Samsung Electronics Co., Ltd.	619,355	0	619,355
			Total Preferred Stocks (identified cost $606,322)	619,355	0	619,355
SHORT TERM INVESTMENTS – 0.5%
Money Market Investments – 0.5%
1,404,366	0	1,404,366	First American Prime Obligations Fund	1,404,366	0	1,404,366
			Total Short Term Investments (identified cost $1,404,366)	1,404,366	0	1,404,366
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING – 18.3%
Commercial Paper – 3.7%
$1,377,350	$0	$1,377,350	Concord Minutemen Capital Co., 5.340%, 01/16/07	1,337,350	0	1,337,350
1,651,117	0	1,651,117	Fenway Funding, 5.358%, 01/05/07	1,651,117	0	1,651,117
1,377,350	0	1,377,350	Jupiter Select, 5.386%, 01/05/07	1,377,350	0	1,377,350
826,410	0	826,410	Lakeside Funding LLC, 5.350%, 01/08/07	826,410	0	826,410
1,093,913	0	1,093,913	Mint II LLC, 5.361%, 02/16/07	1,093,913	0	1,093,913
1,374,674	0	1,374,674	Mortgage Interest Networking Trust, 5.391%, 01/11/07	1,374,674	0	1,374,674
1,100,260	0	1,100,260	RAMS Funding LLC, 5.360%, 01/08/07	1,100,260	0	1,100,260
1,369,430	0	1,369,430	Thornburg Mortgage Capital Resources LLC, 5.349%, 02/06/07	1,369,430	0	1,369,430
			Total	10,170,504	0	10,170,504
Repurchase Agreements – 14.5%
2,452,000	0	2,452,000	Bank of America, 5.330%, Dated 12/29/06, Due 01/02/07, (Collateralized by U.S. Government Agency Mortgage & Asset Backed Securities, valued at $2,501,040. Repurchase proceeds are $2,453,452)	2,452,000	0	2,452,000
2,500,000	0	2,500,000	Barclays Capital Inc., 5.330%, Dated 12/29/06, Due 01/02/07, (Collateralized by U.S. Government Agency Mortgage & Asset Backed Securities, valued at $2,550,000. Repurchase proceeds are $2,501,481)	2,500,000	0	2,500,000
2,500,000	0	2,500,000	Citigroup Global, 5.340%, Dated 12/29/06, Due 01/02/07, (Collateralized by U.S. Government Agency Mortgage & Asset Backed Securities, valued at $2,550,000. Repurchase proceeds are $2,501,483)	2,500,000	0	2,500,000
13,773,497	0	13,773,497	Citigroup Global, 5.363%, Dated 12/29/06, Due 01/02/07, (Collateralized by U.S. Government Agency Collateralized Mortgage Obligation, valued at $14,048,967. Repurchase proceeds are $13,781,704)	13,773,497	0	13,773,497
2,754,699	0	2,754,699	Credit Suisse, 5.320%, Dated 12/29/06, Due 01/02/07, (Collaterlized by Credit Suisse Mortgage Capital & Thornburg Mortgage Securities Trust Collateralized Mortgage Obligations, valued at $2,892,435. Repurchase proceeds are $2,756,328)	2,754,699	0	2,754,699
2,500,000	0	2,500,000	Daiwa Securities Inc., 5.360%, Dated 12/29/06, Due 01/02/07, (Collateralized by U.S. Government Agency Mortgage & Asset Backed Securities, valued at $2,550,002. Repurchase proceeds are $2,501,489)	2,500,000	0	2,500,000
4,958,459	0	4,958,459	Lehman Brothers, 5.430%, Dated 12/29/06, Due 01/02/07, (Collateralized by U.S. Government Agency Collateralized Mortgage Obligations & DIRECTV corporate bonds, valued at $5,093,946. Repurchase proceeds are $4,961,451)	4,958,459	0	4,958,459
1,101,880	0	1,101,880	Morgan Stanley, 5.360%, Dated 12/29/06, Due 01/02/07, (Collateralized by U.S. Government Agency Collateralized Mortgage Obligations, valued at $1,127,660. Repurchase proceeds are $1,102,536)	1,101,880	0	1,101,880
3,305,639	0	3,305,639	Morgan Stanley, 5.360%, Dated 12/29/06, Due 01/02/07, (Collateralized by U.S. Government Agency Collateralized Mortgage Obligations, valued at $3,387,398. Repurchase proceeds are $3,307,608)	3,305,639	0	3,305,639
1,424,000	0	1,424,000	Morgan Stanley, 5.350%, Dated 12/29/06, Due 01/02/07, (Collateralized by U.S. Government Agency Mortgage & Asset Backed Securities, valued at $1,452,480. Repurchase proceeds are $1,424,846)	1,424,000	0	1,424,000
2,500,000	0	2,500,000	Nomura Securities Inc., 5.350%, Dated 12/29/06, Due 01/02/07, (Collateralized by U.S. Government Agency Mortgage & Asset Backed Securities, valued at $2,550,000. Repurchase proceeds are $2,501,486)	2,500,000	0	2,500,000
			Total	39,770,174	0	39,770,174
Money Market Investments – 0.1%
47,660	0	47,660	AIM Short-Term Liquid Assets Portfolio – Institutional Class	47,600	0	47,600
123,526	0	123,526	Prime Obligations Fund	123,526	0	123,526
			Total	171,186	0	171,186
			Total Investments Purchased With Cash Proceeds From Securities Lending (identified cost $50,111,864)	50,111,864	0	50,111,864
			Total Investments – 117.7% (identified cost $260,774,888)	321,956,127	0	321,956,127
			Other Assets and Liabilities – (17.7%)	(48,360,712)	0	(48,360,712)
			Total Net Assets – 100.0%	$273,595,415	0	$273,595,415
(a) Non-income producing security.

(b) This security or a portion of this security is out on loan at December 31, 2006.

Note:  The categories of investments are shown as a percentage of total net assets ($273,595,415) at December 31, 2006.

The following acronym is used throughout this portfolio:
ADR     --American Depository Receipt

Sector		% of Net Assets
Financials……………………………………..	……………..	44.5%
Energy…………………………………………	……………..	12.5%
Materials………………………………………	……………..	11.9%
Industrials……………………………………..	……………..	11.2%
Telecommunications…………………………	……………..	9.5%
Information Technology……………………...	……………..	7.6%
Consumer Discretionary……………………..	……………..	6.7%
Utilities…………………………………………	……………..	5.1%
Consumer Staples……………………………	……………..	4.6%
Health Care…………………………………...	……………..	4.1%
TOTAL INVESTMENTS……………………..	……………..	117.7%
Other Assets and Liabilities…………………	……………..	(17.7%)
TOTAL NET ASSETS………………………..	……………..	100.0%

Rochdale Atlas Portfolio
Federated InterContinental Fund
Pro Forma Combining Statements of Assets & Liabilities
December 31, 2006 (unaudited)

	Rochdale	Federated
	Atlas	InterContinental	Pro Forma	Proforma
	Portfolio	Fund	Adjustment	Combined
Assets:
Investments in securities, at value (Including $48,681,674 of securities loaned)	$321,956,127	$0	$0	$321,956,127
Foreign Currency (cost $4,488,622)	4,490,754	0	0	4,490,754
Receivable for shares sold	312,173	0	0	312,173
Receivable for investments sold	4,167,488	0	0	4,167,488
Income receivable	257,384	0	0	257,384
Prepaid expenses	11,368	0	0	11,368
Total assets	331,195,294	0	0	331,195,294
Liabilities:
Payable for collateral due to broker for securities loaned	50,111,864	0	0	50,111,864
Payable for shares redeemed	497,319	0	0	497,319
Payable for investments purchased	5,611,501	0	0	5,611,501
Payable for custodian fees	834,612	0	0	834,612
Payable for advisory fees	224,069	0	0	224,069
Payable for service fees	33,258	0	0	33,258
Payable for administration fees	26,844	0	0	26,844
Payable for distribution fees	154,860	0	0	154,860
Accrued expenses	105,552	0	0	155,552
Total liabilities	57,599,879	0	0	57,599,879
Net Assets	$273,595,415	$0	$0	$273,595,415
Net Assets Consist of:
Paid-in capital	$211,398,823	$0	$0	$211,398,823
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency	61,190,010	0	0	61,190,010
Accumulated net realized gain on investments	950,602	0	0	950,602
Undistributed net investment income	55,980	0	0	55,980
Total Net Assets	$273,595,415	$0	$0	$273,595,415
Net Asset Value, Offering Price and Redemption Proceeds Per Share (unlimited shares authorized)

Net Assets
Class A Shares	$273,595,415	$0	$0	$273,595,415
Class B Shares	0	0	0	0
Class C Shares	0	0	0	0
Class K Shares	0	0	0	0
Institutional Shares	0	0	0	0
Shares Outstanding
Class A Shares	4,801,394	0	0	4,801,394
Class B Shares	0	0	0	0
Class C Shares	0	0	0	0
Class K Shares	0	0	0	0
Institutional Shares	0	0	0	0
Net Asset Value Per Share
Class A Shares	$56.98	$0	$0	$56.98
Class B Shares	0	0	0	0
Class C Shares	0	0	0	0
Class K Shares	0	0	0	0
Institutional Shares	0	0	0	0
Offering Price Per Share
Class A Shares	$60.46	(a) $0	$0	$60.46
Class B Shares	0	0	0	0
Class C Shares	0	0	0	0
Class K Shares	0	0	0	0
Institutional Shares	0	0	0	0
Redemption Proceeds Per Share
Class A Shares	$56.98	$0	$0	$56.98
Class B Shares	0	0	0	0
Class C Shares	0	0	0	0
Class K Shares	0	0	0	0
Institutional Shares	0	0	0	0

Investments, at identified cost	$260,774,888	$0	$0	$260,774,888

(a) Computation of offering price per share: 100/94.25 of net asset value.

Rochdale Atlas Portfolio
Federated InterContinental Fund
Pro Forma Combining Statements of Operations
Year Ended December 31, 2006 (unaudited)

	Rochdale	Federated
	Atlas	InterContinental	Pro Forma		Pro Forma
	Portfolio	Fund	Adjustment		Combined
Investment Income:
Dividends	$5,979,545	$0	$0		$5,979,545
Interest	122,711	0	0		122,711
Income from securities lending	155,166	0	0		155,166
Total Investment Income:	6,257,422	0	0		6,257,422
Expenses:
Investment adviser fee	2,028,418	0	0		2,028,418
Administrative personnel and services fee	149,491	0	11,160	(a)	160,651
Custodian fees	296,433	0	(151,745)	(b)	144,688
Transfer and dividend disbursing agent fees and expenses	48,927	0	171,812	(c)	220,739
Directors'/Trustees' fees	10,798	0	(3,298)	(d)	7,500
Auditing fees	19,105	0	5,895	(e)	25,000
Legal fees	32,727	0	(21,727)	(f)	11,000
Portfolio accounting fees	90,974	0	17,662	(g)	108,636
Distribution services fees	507,104	0	0		507,104
Shareholder services fees	201,973	0	305,131	(h)	507,104
Share registration costs	29,910	0	66,317	(i)	96,227
Printing and postage	21,741	0	759	(j)	22,500
Insurance premiums	6,135	0	0		6,135
Interest expense	46	0	0		46
Miscellaneous	5,145	0	0		5,145
Total expenses	3,448,927	0	401,966		3,850,893
Waivers:
Waiver of investment adviser fee	0	0	(264,911)	(k)	(264,911)
Waiver of administrative personnel and services fee	0	0	(6,085)	(l)	(6,085)
Waiver of distribution services fee	0	0	(507,104)	(m)	(507,104)
Total Waivers	0	0	(778,100)		(778,100)
Net expenses	3,448,927	0	(376,134)		3,072,793
Net investment income	$2,808,495	$0	$376,134		$3,184,629
Realized and Unrealized Gain on Investments and Foreign Currency Transactions
Net realized gain on investments and foreign currency transactions	21,005,705	0	0		21,005,705
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	34,076,774	0	0		34,076,774
Net realized and unrealized gain on investments and foreign currency transactions	55,082,479	0	0		55,082,479
Change in net assets resulting from operations	$57,890,974	$0	$376,134		$58,267,108

(See Notes to Pro Forma Financial Statements)

Rochdale Atlas Portfolio
Federated InterContinental Fund
Notes to Pro Forma Financial Statements
For the Period Ended December 31, 2006 (unaudited)

Note 1. Description of the Fund

Rochdale Atlas Portfolio (“Portfolio”), a series of Rochdale Investment Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “Act), as an open-end management investment company.  The Portfolio is a diversified portfolio.

Federated InterContinental Fund, a series of Federated Equity Funds, is registered under the Act as an open-end, management investment company.  Rochdale Atlas Portfolio (the “Predecessor Fund”) will be reorganized into Federated InterContinental Fund as of the close of business on August 24, 2007.  Prior to the reorganization, the Federated InterContinental Fund had no investment operations.  Federated InterContinental Fund is the successor to the Predecessor Fund, which commenced operations on October 2, 1998. For the purposes of these Pro Forma Financial Statements, the financial information covers the period from January 1, 2006 to December 31, 2006.  Federated InterContinental Fund consists of five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class K Shares and Institutional Shares.

Note 2. Basis of Combination

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Rochdale Atlas Portfolio and  Federated InterContinental Fund (individually referred to as the “Fund”, or collectively as the “Funds”), for the period ended December 31, 2006.  These statements have been derived from the books and records utilized in calculating daily net asset values at December 31, 2006.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of Rochdale Atlas Portfolio which have been incorporated by reference in the Statement of Additional Information.  The Funds follow generally accepted accounting principles in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Rochdale Atlas Portfolio for Class A Shares of Federated InterContinental Fund.  Under generally accepted accounting principles, Rochdale Atlas Portfolio will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity, if necessary.  Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity.  Other costs which may change as a result of the reorganization are currently undeterminable.

For the year ended December 31, 2006, Rochdale Atlas Portfolio and Federated InterContinental Fund would have paid investment advisory fees computed at the annual rate of 1.00% as a percentage of average daily net assets.

All costs with respect to the exchange will be borne by Federated Investors, Inc. and Rochdale Investment Management LLC and their affiliates.

Note 3. Portfolio of Investments

The Federated InterContinental Fund had not become effective with the Securities and Exchange Commission as of December 31, 2006.  The Portfolio of Investments provided is for the Rochdale Atlas Portfolio as of December 31, 2006, and it is not anticipated to change significantly in connection with the proposed reorganization.

Note 4. Portfolio Valuation

Market values of each Fund’s portfolio securities are determined as follows:

•
for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

•	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

•
futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the “Trustees”) may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

•
prices for total return swaps are based upon a valuation model determined by management incorporating underlying reference indexes, interest rates, yield curves and other market data or factors.  Prices for credit default swaps are furnished by an independent pricing service and are based upon a valuation model incorporating underlying reference indexes or entities, interest rates, yield curves and other market data or factors.  Prices for interest rate swaps are furnished by an independent pricing service incorporating interest rates, yield curves, and other market data or factors;

•	for investments in other open-end regulated investment companies, based on net asset value (NAV);

•
for fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and

•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation is done by others under the direction of Fund management.  An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

Note 5. Shares of Beneficial Interest

The Pro Forma Class A Shares net asset value per share assumes the issuance of 4,801,394 Class A Shares of Federated InterContinental Fund in exchange for 4,801,394 Shares of Rochdale Atlas Portfolio which would have been outstanding at December 31, 2006 in connection with the proposed reorganization, assuming the two Funds had been combined as of such date.

Note 6. Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, Federated InterContinental Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

Note 7. Pro Forma Adjustments

(a)  Federated Administrative Services (FAS), under the Administrative Services Agreement, provides Federated InterContinental Fund with certain administrative personnel and services necessary to operate the Fund. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds.  The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.  FAS may voluntarily choose to waive any portion of its fee.  FAS can terminate its voluntary waiver at any time at its sole discretion.  As of December 31, 2006, U.S. Bancorp Fund Services LLC provided administrative services to the Rochdale Atlas Portfolio.  An adjustment to the combined administrative personnel and services fee reflects the fee structure of the Federated Funds on the Federated InterContinental Pro Forma Combined Fund’s average daily net assets.

(b)  Adjustment to reflect custodian fees based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund.

(c)  Adjustment to reflect transfer and dividend disbursing agent fees and expenses resulting from combining two Funds into one based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund.

(d)  Adjustment to reflect directors’/trustees’ fees based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund.

(e)  Adjustment to reflect auditing fees based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund.

(f)  Adjustment to reflect legal fees based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund.

(g)  Adjustment to reflect portfolio accounting fees based upon the current expense structure for the Federated InterContinental Pro Forma Combined Fund.

(h)  Under the terms of a Shareholder Services Agreement, Federated InterContinental Fund may pay fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC).  FSSC or theses financial intermediaries may voluntarily choose to reimburse any portion of their fee.  Adjustment is to apply the expense structure of Federated InterContinental Fund to the average daily net assets of the Federated InterContinental Pro Forma Combined Fund.

(i) Adjustment to reflect share registration costs based on current expense structure for the Federated InterContinental Pro Forma Combined Fund.

(j) Adjustment to reflect printing and postage based on the current expense structure for Federated InterContinental Pro Forma Combined Fund.

(k)  Under the investment advisory contract, the Adviser for Federated InterContinental Fund is obligated to waive all or a portion of its management fee which it is otherwise entitled to receive, and/or reimburse other operating expenses (excluding interest, taxes and brokerage commissions), in order to limit the aggregate annual operating expenses for the Fund’s Class A Shares to no more than 1.70% of its average daily net assets.  Any waivers or reduction of expenses by the administrator and/or the distributor that reduce such expenses may have the effect of reducing the amount to be waived or reimbursed by the Adviser pursuant to the contractual commitment.  It is anticipated that this commitment will expire two years after the reorganization date.  In addition, the Adviser expects to voluntarily waive a portion of its management fee.  This voluntary waiver can be terminated at any time.  Adjustment reflects the contractual waiver of investment adviser fee and any other voluntary waiver, if applicable.

(l)  Adjustment to reflect the anticipated voluntary waiver of administrative personnel and services fees for the Federated InterContinental Pro Forma Combined Fund.

(m)  Adjustment to reflect the anticipated voluntary waiver of the distribution (12b-1) fee, which reflects Federated InterContinental Pro Forma Combined Fund’s present intention not to charge a distribution (12b-1) fee for the Fund’s Class A Shares.

        -  -

ROCHDALE ATLAS PORTFOLIO

a portfolio of Rochdale Investment Trust

Investment Adviser
Rochdale Investment Trust
570 Lexington Avenue
New York, New York 10022-6837

Distributor
RIM Securities LLC (
570 Lexington Avenue
New York, New York 10022−6837

Administrator
U.S. Bancorp Fund Services, LLC
2020 E. Financial Way,
Suite. 100
Glendora, CA 91741.

PART C.	OTHER INFORMATION.

Item 15                   Indemnification:

Indemnification is provided to Trustees and officers of the Registrant pursuant to the Registrant's Declaration of Trust and Bylaws, except where such indemnification is not permitted by law.  However, the Declaration of Trust and Bylaws do not protect the Trustees or officers from liability based on willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.  Trustees and officers of the Registrant are insured against certain liabilities, including liabilities arising under the Securities Act of 1933 (the "Act").

Insofar as indemnification for liabilities arising under the Act may be permitted to Trustees, officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, officers, or controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330.  Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii)  by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.  The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions:  (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 16.	Exhibits:

1.1	Conformed copy of Amended and Restated Declaration of Trust of the
Registrant; (12)
1.2	Conformed copies of Amendment Nos. 4-7 of the Amendment and Restated
Declaration of Trust of the Registrant; (31)
1.3	Conformed copy of Amendment No. 8 of the Amended and Restated Declaration of Trust of the Registrant; (19)
1.4	Conformed copy of Amendment No. 9 of the Amended and Restated
Declaration of Trust of the Registrant; (21)
1.5	Conformed copy of Amendment No. 10 of the Amended and Restated
Declaration of Trust of the Registrant; (21)
1.6	Conformed copy of Amendment No. 11 of the Amended and Restated
Declaration of Trust of the Registrant; (21)
1.7	Conformed copy of Amendment No. 12 of the Amended and Restated
Declaration of Trust of the Registrant; (23)
1.8	Conformed copy of Amendment No. 13 of the Amended and Restated
Declaration of Trust of the Registrant; (23)
1.9	Conformed copy of Amendment No. 14 of the Amended and Restated
Declaration of Trust of the Registrant; (24)
1.10	Conformed copy of Amendment No. 15 of the Amended and Restated
Declaration of Trust of the Registrant; (24)
1.11	Conformed copy of Amendment No. 16 of the Amended and Restated
Declaration of Trust of the Registrant; (24)
1.12	Conformed copy of Amendment No. 17 of the Amended and Restated
Declaration of the Trust of the Registrant; (24)
1.13	Conformed copy of Amendment No. 18 of the Amended and Restated Declaration of Trust of the Registrant; (25)
1.14	Conformed copy of Amendment No. 19 of the Amended and Restated Declaration of Trust of the Registrant; (29)
1.15	Conformed copies of Amendment Nos. 20-21 of the Amended and Restated Declaration of Trust of the Registrant; (31)
1.16	Conformed copies of Amendment No. 22 of the Amended and Restated Declaration of Trust of the Registrant; (33)
1.17	Conformed copies of Amendment No. 23 of the Amended and Restated Declaration of Trust of the Registrant; (34)
1.18	Conformed copy of Amendment No. 24 of the Amended and Restated Declaration of Trust of the Registrant; (36)
1.19	Conformed copy of Amendment No. 25 of the Amended and Restated Declaration of Trust of the Registrant; (39)
1.20	Conformed copy of Amendment No. 26 of the Amended and Restated Declaration of Trust of the Registrant; (40)
2.1	Copy of Amended and Restated By-Laws of the Registrant; (12)
2.2	Copy of Amendment No. 5 to Amended and Restated By-Laws of the Registrant; (18)
2.3	Copy of Amendment No. 6 to Amended and Restated By-Laws of the Registrant; (18)
2.4	Copy of Amendment No. 7 to Amended and Restated By-Laws of the Registrant; (18) C
2.5	Copy of Amendment No. 8 to Amended and Restated By-Laws of the Registrant; (24)
2.6	Copy of Amendment No. 9 to Amended and Restated By-Laws of the Registrant; (29)
2.7	Copy of Amendment No. 10 to Amended and Restated By-Laws of the Registrant; (32)
2.8	Copy of Amendment No. 11 to Amended and Restated By-Laws of the Registrant; (37)
2.9	Copy of Amendment No. 12 to Amended and Restated By-Laws of the Registrant; (39)
3.	Not Applicable
4.	Plan of Reorganization; (*)
5.1	Copy of Specimen Certificate for Shares of Beneficial Interest of the Registrant (Federated Small Cap Strategies Fund); (7)
5.2	Copy of Specimen Certificate for Shares of Beneficial Interest of the Registrant (Federated Mid Cap Growth Strategies Fund); (8)
5.3	Copy of Specimen Certificate for Shares of Beneficial Interest of the Registrant (Federated Capital Appreciation Fund); (9)
6.1	Conformed copy of Investment Advisory Contract of the Registrant (Federated Mid Cap Growth Strategies Fund); (5)
6.2	Conformed copy of Investment Advisory Contract on behalf of the Registrant, which includes Exhibit B for Federated Capital Appreciation Fund; (10)
6.3	Conformed copies of Exhibits D & E for Federated Large Cap Growth Fund and Federated Technology Fund, respectively; (19)
6.4	Conformed copy of Exhibit G to the Investment Advisory Contract for Federated Kaufmann Fund; (23)
6.5	Conformed copy of Exhibit I to the Investment Advisory Contract for Federated Market Opportunity Fund; (23)
6.6	Conformed copy of Amendment to Investment Advisory Contract of the Registrant; (23)
6.7	Conformed copy of Sub-Advisory Agreement for Federated Kaufmann Fund, which includes Exhibit A, dated December 1, 2001; (23)
6.8	Conformed copy of Sub-Advisory Agreement for Federated Kaufmann Small Cap Fund, which includes Exhibit A; (24)
6.9	Conformed copy of Exhibit J to the Investment Advisory Contract for Federated Kaufmann Small Cap Fund; (24)
6.10	Conformed copy of Sub-Advisory Contract for Federated Market Opportunity Fund, which includes Exhibit A; (31)
6.11	Conformed copy of Sub-Advisory Contract for Federated Technology Fund, which includes Exhibit A; (31)
6.12
Conformed copy of Assignments of Federated Investment Management Company to Federated Equity Management Company of Pennsylvania for Advisory and Sub-Advisory Contracts of Federated Capital Appreciation Fund, Federated Kaufmann Fund, Federated Small Cap Kaufmann Fund, Federated Market Opportunity Fund, and Federated Technology Fund; (31)

6.13	Conformed copy of Assignment of Federated Investment Management Company to Federated Global Investment Management Company for Advisory Contract of Federated Large Cap Growth Fund; (31)
6.14	Conformed copy of Assignment of Federated Investment Management Company to Federated Equity Management Company of Pennsylvania for Advisory Contract of Federated Mid Cap Growth Strategies Fund; (31)
6.15	Conformed copy of Investment Advisory Contract of the Registrant, which includes Exhibit A (Federated Strategic Value Fund); (33)
6.16	Conformed copy of the Sub-Advisory Contract for Federated Absolute Advantage Fund; (36)
6.17	Conformed copy of Exhibit B to the Investment Advisory of the Registrant; (36)
6.18	Conformed copy of Assignment of Federated Global Investment Management Corp. to Federated Equity Management Company of Pennsylvania for Advisory Contract of Federated Large Cap Growth Fund; (39)
7.1	Conformed copy of Distributor’s Contract of the Registrant; (10)
7.2	Conformed copies of Exhibits D and F to the Distributor’s Contract for Federated Mid Cap Growth Strategies Fund, (Class A and C Shares); (10)
7.3	Conformed copies of Exhibits G and I to the Distributor’s Contract for Federated Capital Appreciation Fund, (Class A and C Shares); (10)
7.4	Conformed copy of Distributor’s Contract (Class B Shares); (16)
7.5	Conformed copies of Exhibits M and N to the Distributor’s Contract for Federated Large Cap Growth Fund, (Class A and C Shares); (19)
7.6	Conformed copies of Exhibits O and P to the Distributor’s Contract for Federated Communications Technology Fund, (Class A and C Shares); (19)
7.7	Conformed copy of Exhibits S & T to the Distributor’s Contract for for Federated Market Opportunity Fund (Class A and Class C Shares); (22)
7.8	Conformed copy of Exhibit U to the Distributor’s Contract for Federated Kaufmann Fund (Class K Shares); (23)
7.9	Conformed copy of Exhibits V & W to the Distributor’s Contract for Federated Kaufmann Fund (Class A and Class C Shares); (22)
7.10	Conformed copy of Amendment to the Distributor’s Contract of the Registrant, dated June 1, 2001; (23)
7.11	Conformed copy of Exhibit X to the Distributor’s Contract for Federated Kaufmann Small Cap Fund (Class A Shares); (24)
7.11	Conformed copy of Exhibit Y to the Distributor’s Contract for Federated Kaufmann Small Cap Fund (Class C Shares); (24)
7.12	Conformed copy of Exhibit Z to the Distributor's Contract for Federated Capital Appreciation Fund (Class K Shares); (28)
7.13
The Registrant hereby incorporates the conformed copy of the specimen Mutual Funds Sales and Service Agreement; Mutual Funds Service Agreement; and Plan Trustee/Mutual Funds Service Agreement from Item 24(b)(6)(ii)-(iv) of the Cash Trust Series II Registration Statement on Form N-1A, filed with the Commission on July 24, 1995. (File No. 33-38550 and 811-6269)

7.15	Conformed copy of Amendment to the Distributor’s Contract of the Registrant, dated October 1, 2003; (31)
7.16	Conformed copy of Amendment to the Distributor’s Contract (Class B Shares) of the Registrant, dated June 1, 2001; (31)
7.17	Conformed copy of Amendment to the Distributor’s Contract (Class B Shares) of the Registrant, dated October 1, 2003; (31)
7.18	Conformed copy of Exhibit AA and BB to the Distributor’s Contract for Federated Strategic Value Fund (Class A and Class C Shares); (33)
7.19	Conformed copy of Exhibit CC to the Distributors Contract for Federated Strategic Value Fund (Institutional Shares); (35)
7.20	Conformed copy of Exhibits, DD, EE, FF and GG to the Distributors Contract; (36)
7.21	Conformed copy of Exhibit HH to Distributors Contract for Federated Mid-Cap Growth Strategies Fund; (39)
8.	Not Applicable
9.1	Conformed Copy of the Custodian Agreement of the Registrant; (6)

9.2	Conformed copy of Custodian Fee Schedule; (15)
9.3	Conformed copy of Amendment to Custodian contract of the Registrant dated February 3, 2006; (39)
10.1	Conformed Copy of Distribution Plan of the Registrant, including Exhibits A, B and C; (31)
10.2	The responses described in Item 23(e)(xiv) are hereby incorporated by reference;
10.3	Conformed copy of Amendment to the Distribution Plan (Class B Shares); (23)
10.4	Conformed copy of Exhibit D to the Distribution Plan of the Registrant; (33)
10.5	Conformed copy of Exhibit E to the Distribution Plan of the Registrant; (35)
10.6	Conformed copy of Exhibits H and I to the Distribution Plan of the Registrant; (39)
11.1	Form of Opinion and Consent of Counsel regarding the legality of Shares being issued; (*)
12.	Form of Opinion regarding tax consequences of Reorganization; (to be filed by amendment)
13.1
The Registrant hereby incorporates the conformed copy of Amendment No.  2 to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement from Item 23 (h)(v) of the Federated U.S. Government Securities:  2-5 Years Registration Statement on Form N-1A, filed with the Commission on March 30, 2004. (File Nos. 2-75769 and 811-3387);

13.2
The Registrant hereby incorporates the conformed copy of Amendment No. 3 to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement from Item 23 (h)(v) of the Federated U.S. Government Securities: 2-5 Years Registration Statement on Form N-1A, filed with the Commission on March 30, 2004. (File Nos. 2-75769 and 811-3387;

13.3
The Registrant hereby incorporates by reference the conformed copy of the Agreement for Administrative Services, with Exhibit 1 and Amendments 1 and 2 attached, between Federated Administrative Services and the Registrant from Item 23(h)(iv)of the Federated Total Return Series, Inc. Registration Statement on Form N-1A, filed with the Commission on November 29, 2004.  (File Nos. 33-50773 and 811-7115);

13.4
The Registrant herby incorporates by reference the conformed copy of the Financial Administration and Accounting Services Agreement, with attached Exhibit A revised 3/1/06, from Item (h)(viii) of the Federated Total Return Government Bond Fund, Registration Statement on Form N-1A, filed with the Commission on April 26, 2006. (File Nos. 33-60411 and 811-07309)

13.5
The Registrant hereby incorporates by reference the conformed copy of Transfer Agency and Service Agreement between the Federated Funds listed on Schedule A revised 3/1/06 and State Street Bank and Trust Company from Item 23(h)(ix) of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 26, 2006.  (File Nos. 33-60411 and 811-07309)

13.6
The Registrant hereby incorporates by reference the conformed copy of Amendment No. 3 to the Agreement for administrative Services between Federated Administrative Services Company and the Registrant dated June 1, 2005, form Item 23 (h)(ii) of the Cash Trust Series, Inc. Registrant Statement on Form N-1A, filed with the Commission on July 27, 2005.  (File Nos. 33-29838 and 811-5843);

13.7
The Registrant hereby incorporates the Copy of Schedule 1, revised 9/1/05, to the Second Amended and Restated Services Agreement, from Item h(ix) of the Federated Institutional Trust Registration Statement on Form N-1A, filed with the Commission on September 28, 2005.  (File Nos. 33-54445 and 811-7193)

13.8
The Registrant hereby incorporates the Copy of Exhibit A, revised 9/1/05, to the Financial Administration and Accounting Services Agreement, from Item h(x) of the Federated Institutional Trust Registration Statement on Form N-1A, filed with the Commission on September 28, 2005.  (File Nos. 33-54445 and 811-7193)

13.9
The Registrant hereby incorporates the Copy of Schedule 1, revised 6/1/05, to the Transfer Agency and Services Agreement between the Federated Funds and State Street Bank and Trust Company from , from Item h(xi) of the Federated Institutional Trust Registration Statement on Form N-1A, filed with the Commission on September 28, 2005.  (File Nos. 33-54445 and 811-7193)

13.10
The Registrant hereby incorporates the conformed copy of the Transfer Agency and Service Agreement between the Federated Funds and State Street Bank and Trust Company form Item 23(h)(ix) of the Federated Stock Trust Registration statement on Form N-1A, filed with the Commission on December 29, 2005. (File Nos. 33-60411 and 811-07309).

14.	Conformed copy of Consent of Independent Auditors for Rochdale Atlas Portfolio(*)
15.	Not Applicable
16.1	Conformed copy of Unanimous Consent of Directors for Power of Attorney (*)
16.2	Conformed copy of Power of Attorney of the Registrant(*)
17.1	Form of Proxy (*)
17.2	Form of Ballot (*)

+	Exhibit is being filed electronically with registration statement; indicate by footnote
5.	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 21 on Form N-1A filed June 30, 1995. (File Nos. 2-91090 and 811-4017)
6.	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 20 on Form N-1A filed December 29, 1994. (File Nos. 2-91090 and 811-4017)
7.	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 21 on Form N-1A filed June 30, 1995. (File Nos. 2-91090 and 811-4017)
8.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 22 on Form N-1A filed July 17, 1995. (File Nos. 2-91090 and 811-4017)
9.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 25 on Form N-1A filed August 31, 1995. (File Nos. 2-91090 and 811-4017)
10.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 26 on Form N-1A filed September 12, 1995. (File Nos. 2-91090 and 811-4017)
12.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 32 on Form N-1A filed September 3, 1996. (File Nos. 2-91090 and 811-4017)
15.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 31 on Form N-1A filed October 30, 1997. (File Nos. 2-91090 and 811-4017)
16.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 35 on Form N-1A filed December 30, 1997. (File Nos. 2-91090 and 811-4017)
17.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 40 on Form N-1A filed October 9, 1998. (File Nos. 2-91090 and 811-4017)
18.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 41 on Form N-1A filed November 2, 1998. (File Nos. 2-91090 and 811-4017)
19.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 44 on Form N-1A filed December 28, 1999. (File Nos. 2-91090 and 811-4017)
21.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 50 on Form N-1A filed December 29, 2000. (File Nos. 2-91090 and 811-4017)
22.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 52 on Form N-1A filed March 20, 2001. (File Nos. 2-91090 and 811-4017)
23.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 51 on Form N-1A filed December 27, 2001. (File Nos. 2-91090 and 811-4017)
24.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 57 on Form N-1A filed December 26, 2002. (File Nos. 2-91090 and 811-4017)
25.           Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 59 on Form N-1A filed February 7, 2003. (File Nos. 2-91090 and 811-4017)
27.           Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 61 on Form N-1A filed March 31,2003. (File Nos. 2-91090 and 811-4017)
28.           Response is incorporated by reference to Registrant'sAmendment No. 55 on Form N-1A filed September 22, 2003.(File No. 811-4017)
29.           Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 62 on Form N-1A filed October 30,2003. (File Nos. 2-91090 and 811-4017)
31.           Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 66 on Form N-1A filed October 15,2004. (File Nos. 2-91090 and 811-4017)
32.           Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 67 on Form N-1A filed December 30,2004. (File Nos. 2-91090 and 811-4017)
33.           Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 68 on Form N-1A filed January 7,2005. (File Nos. 2-91090 and 811-4017)
34.           Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 69 on Form N-1A filed June 22,2005. (File Nos. 2-91090 and 811-4017)
35.           Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 70 on Form N-1A filed September 2,2005. (File Nos. 2-91090 and 811-4017)
36.           Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 73 on Form N-1A filed October 14,2005.  (File Nos. 2-91090 and 811-4017)
37.           Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 74 on Form N-1A filed November 14,2005.  (File Nos. 2-91090 and 811-4017)
38           Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 76 on Form N-1A filed December 29,2005.  (File Nos. 2-91090 and 811-4017)
39.           Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 77 on Form N-1A filed October 17,2006. (File Nos. 2-91090 and 811-4017)
40.           Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 78 on Form N-1A filed December 11,2006. (File Nos. 2-91090 and 811-4017)
41.           Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 79 on Form N-1A filed December 29,2006. (File Nos. 2-91090 and 811-4017)

Item 17.Undertakings

(1)           The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)           The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, FEDERATED EQUITY FUNDS, has duly caused its Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 13th day of June, 2007.

FEDERATED EQUITY FUND

By: /s/ Todd P. Zerega
Todd P. Terega, Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME                                                                            TITLE                                        DATE

By:           /s/ Todd P. Zerega                                       Attorney In Fact                          June 13, 2007
Todd P. Zerega                                               For the Persons
ASSISTANT SECRETARY                          Listed Below

NAME                                                                            TITLE

John F. Donahue*                                                          Trustee

J. Christopher Donahue*                                                President and Trustee
                                                           (Principal Executive Officer)

Richard A. Novak*                                                          Treasurer
                                                                                            (Principal Financial Officer)

Thomas G. Bigley*                                                           Trustee

John T. Conroy, Jr.*                                                         Trustee

Nicholas P. Constantakis*                                               Trustee

John F. Cunningham*                                                       Trustee

Lawrence D. Ellis, M.D.*                                                   Trustee

Peter E. Madden*                                                               Trustee

Charles F. Mansfield, Jr.*                                                  Trustee

John E. Murray, Jr., J.D., S.J.D.*                                      Trustee

Thomas M. O’Neil*                                                             Trustee

Marjorie P. Smuts*                                                               Trustee

John S. Walsh*                                                                    Trustee

James F. Will*                                                                       Trustee
* By Power of Attorney